UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02968-99
Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2017—April 30, 2018
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2018

Vanguard International Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	8
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard International Value Fund returned 3.46% for the six months ended April 30, 2018, essentially matching its benchmark’s result and ahead of the average return of its peers.

• The fund’s three advisors primarily invest in undervalued stocks from the developed markets of Europe and the Pacific region as well as emerging markets.

• The fund’s Pacific portfolio had the strongest performance, returning more than 6% and surpassing that of the benchmark’s Pacific stocks. Holdings in Singapore, Australia, Hong Kong, and South Korea outperformed. Selections in Japan, the largest country holding, fell short of those in the benchmark.

• Results in Europe were also positive, most notably in the Netherlands and Norway.

• In terms of relative performance, the fund’s selections in the energy, financial, consumer discretionary, and industrial sectors contributed most. Selection was weakest in health care.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard International Value Fund	3.46%
MSCI All Country World Index ex USA	3.47
International Funds Average	2.70
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.40%	1.31%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year.
For the six months ended April 30, 2018, the fund’s annualized expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisors’ Report

For the six months ended April 30, 2018, Vanguard International Value Fund returned 3.46%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 17, 2018.

Please note that one of the fund’s advisors, Edinburgh Partners Limited, is now a wholly owned subsidiary of Franklin Resources, Inc., operating as Franklin Templeton Investments. There is no change to Edinburgh Partners’ investment approach, and Sandy Nairn continues to manage Edinburgh Partners’ portion of the fund.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	4,050	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The
			goal is to identify individual stocks that offer an
			appropriate trade-off between low relative
			valuation and high financial productivity.
Edinburgh Partners Limited	34	3,578	The advisor employs a concentrated,
			low-turnover, value-oriented investment
			approach that results in a portfolio of
			companies with good long-term prospects and
			below-market price/earnings ratios. In-depth
			fundamental research on industries and
			companies is central to this investment
			process.
ARGA Investment Management,	24	2,561	The advisor believes that investors overreact to
LP			short-term developments, leading to
			opportunities to generate gains from investing
			in “good businesses at great prices.” Its
			valuation-focused process uses a dividend
			discount model to select stocks that trade at a
			discount to intrinsic value based on the
			company’s long-term earnings power and
			dividend-paying capability.
Cash Investments	3	265	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investments in stocks. Each advisor may also
			maintain a modest cash position.

4

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA,
Managing Director

After a year of steady gains and historically low volatility, global equities fell sharply from all-time highs in late January as investors reacted to prospects of higher long-term interest rates and, more recently, to the deteriorating global trade environment. Volatility jumped to multiyear levels, though underlying global growth and corporate earnings indicators remained strong. The period’s uncertainty raised investor awareness of risk and emphasized the importance of fundamentals, resulting in an environment that favored skilled stock selection.

Stock selection in the consumer discretionary sector helped relative returns as shares of Ryohin Keikaku, a Japanese discounter, outperformed. During the first quarter, the company posted better-than-expected revenue and profits as its domestic margin trended well ahead of expectations on less discounting and a better product mix. Elsewhere in the sector, South African retailer Mr Price Group experienced strong sales growth while providing guidance for an improvement in gross margins. In financials, DBS Group, Singapore’s largest bank, reported strong net interest margins and raised its dividend, in addition to producing a special dividend.

In contrast, British American Tobacco fell, hurting performance in consumer staples. It initially declined in February because investors sold high-dividend stocks as long-term interest rates rose. More recently, the stock continued to lag because its earnings announcement led to small consensus downgrades, mainly because of currency impact.

Given the rising uncertainty and volatility in the markets, we believe investors will continue to focus on high-quality companies with defensible business models, consistent cash flows that generate superior financial productivity, and attractive valuations. Many of these opportunities can be found in the international equity markets, given their discounted valuations relative to U.S. equities. The pace of improvements in company fundamentals has accelerated outside the U.S., a function of accelerating margin improvement as well as the pickup in global economic growth and cheaper currencies.

We believe the portfolio is well-positioned for this market environment. The companies we own, with their consistently high financial productivity driven by barriers to entry and sustainable competitive advantages, are poised to benefit as investors continue to return to corporate fundamentals.

5

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Investment Partner,
Director, and CEO

Over the period, market volatility rose in line with the unfolding rhetoric over trade and the ebb and flow of tensions over the Korean Peninsula. Economic growth was robust, but bond markets found it increasingly difficult to ignore evidence of wage pressures and inflation. The small market gains over the period masked significant moves in both directions.

The biggest contribution to portfolio performance came from bank holdings, which were supported by the potential phasing out of quantitative easing and a more normal monetary environment. This was followed by energy exposure as oil and gas prices rallied. We expect both of these to continue, albeit with bumps along the road.

Two major contributors were Tesco and Gemalto. Tesco, a U.K.-based retailer, has begun to show evidence that its recovery strategy is working, with better same-store sales growth and more stable pricing. This caused a marked move in the share price, given the negative sentiment surrounding the company. Although the announced merger between supermarkets

Asda and Sainsburys could have an impact if approved, we believe the disruption this will cause the two businesses will create opportunities for Tesco. Gemalto, a digital security company based in Amsterdam, had issued a series of profit warnings as the result of slow adoption of and increased inventories in mobile payments, along with a slowdown in its SIM-card business. Competitors took advantage, and in December the company accepted an acquisition offer from French aerospace and defense company Thales.

On the negative side, the holding in Alps Electric has been weak because of its supplier relationship to Apple and slow iPhone X sales. We see this as an opportunity to further build our positions.

We do not anticipate dramatic shifts in the portfolio, but with the weakness in some telecommunications companies we are beginning to see opportunities to increase our exposure. Although the companies’ revenue growth is relatively pedestrian, valuations are reasonable given the strong cash flow and distributions to shareholders.

Overall, we are comfortable with the portfolio’s structure, and we do not anticipate dramatic shifts in the coming months. We expect volatility to return, as we see inflation as a recurring topic that will periodically upset markets.

6

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and
Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets rose over the six months amid favorable market drivers that included signs of synchronized global growth and a generally benign inflationary environment.

Our favorable performance across many portfolio sectors and geographies reflects our strict value-investing discipline. Using initial screens and fundamental research, we identify companies with strong franchises and downside protection that trade at discounted prices. Often the result of temporary macroeconomic, industry, or company stress, these discounts tend to reverse over time, generating superior investor returns.

Going into the period, we had a sizable energy exposure from purchases made at discounted prices after oil prices collapsed. Our analysis of oil industry trends and cost structure suggested that the lower prices would elicit supply-and-demand responses, driving partial price recovery, and that industry returns would further recover as companies cut costs and reduced investment. Over the ensuing period, global crude inventories declined, oil prices rebounded, and many energy companies cut costs. As expected, these factors drove strong recovery in returns and market values of many portfolio energy holdings.

Consumer staples and industrial stocks, evidencing similar stress reduction and valuation recovery, modestly contributed to portfolio performance.

Before the period’s start, global Brexit concerns provided an opportunity to buy a variety of U.K. companies at sharply discounted prices. Our research showed many to be industry leaders with sustainable competitive advantages. With markets overly focused on near-term uncertainties, we believe these valuations are currently underappreciated and will recover with the U.K. economy.

Our current portfolio positioning also reflects new company-specific valuation opportunities across sectors and geographies. In particular, we increased Japanese technology and U.K. consumer discretionary holdings. To fund new exposures, we trimmed or exited several Japanese and European industrial positions whose valuations had become less attractive.

Despite strong performance by international equities over the past few years, we continue to find compelling valuations created by temporary stress. As the business stressors subside and fundamentals recover, we expect strong contributions to portfolio returns over time.

7

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	254,575,796	8,033,187	96.9%
Emerson U. Fullwood	254,454,697	8,154,286	96.9%
Amy Gutmann	254,177,462	8,431,521	96.8%
JoAnn Heffernan Heisen	254,714,031	7,894,951	97.0%
F. Joseph Loughrey	254,633,918	7,975,065	97.0%
Mark Loughridge	254,534,475	8,074,507	96.9%
Scott C. Malpass	254,514,046	8,094,936	96.9%
F. William McNabb III	254,640,222	7,968,761	97.0%
Deanna Mulligan	254,832,344	7,776,639	97.0%
André F. Perold	253,863,549	8,745,433	96.7%
Sarah Bloom Raskin	254,398,748	8,210,235	96.9%
Peter F. Volanakis	254,609,402	7,999,581	97.0%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Value Fund	164,434,315	7,276,619	4,291,799	18,653,558	84.5%

8

Fund shareholders did not approve the following proposal:

Proposal 7—Institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

The trustees recommended a vote against the proposal for the following reasons: (1) Vanguard is fully compliant with all applicable U.S. laws and regulations that prohibit the investment in any company owned or controlled by the government of Sudan; (2) the addition of further investment constraints is not in fund shareholders’ best interests if those constraints are unrelated to a fund’s stated investment objective, policies, and strategies; and (3) divestment is an ineffective means to implement social change, as it often puts the shares into the hands of another owner with no direct impact to the company’s capitalization.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
International Value Fund	35,379,012	13,365,652	127,258,069	18,653,558	18.2%

9

International Value Fund

Fund Profile
As of April 30, 2018

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	155	1,862
Median Market Cap	$42.9B	$36.0B
Price/Earnings Ratio	14.1x	14.6x
Price/Book Ratio	1.6x	1.7x
Return on Equity	12.1%	12.6%
Earnings Growth
Rate	5.3%	9.6%
Dividend Yield	2.8%	2.8%
Turnover Rate
(Annualized)	29%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.40%	—
Short-Term Reserves	3.3%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	12.4%	11.4%
Consumer Staples	6.4	9.3
Energy	10.1	7.1
Financials	23.9	23.0
Health Care	10.2	7.6
Industrials	11.8	11.8
Information Technology	14.9	11.5
Materials	2.5	8.1
Real Estate	2.2	3.2
Telecommunication Services	4.0	4.0
Utilities	1.6	3.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.96
Beta	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
BP plc	Integrated Oil & Gas	2.0%
DBS Group Holdings
Ltd.	Diversified Banks	1.9
Royal Dutch Shell plc	Integrated Oil & Gas	1.8
Novartis AG	Pharmaceuticals	1.8
TOTAL SA	Integrated Oil & Gas	1.6
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.5
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.4
Sanofi	Pharmaceuticals	1.4
Roche Holding AG	Pharmaceuticals	1.3
ICICI Bank Ltd.	Diversified Banks	1.3
Top Ten		16.0%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratio was 0.39%.

10

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Europe
United Kingdom	17.8%	12.2%
France	7.2	7.7
Switzerland	5.8	5.2
Germany	5.2	6.7
Spain	3.6	2.2
Netherlands	2.8	2.5
Norway	1.7	0.5
Finland	1.6	0.7
Italy	1.3	1.8
Sweden	1.1	1.7
Other	2.0	2.8
Subtotal	50.1%	44.0%
Pacific
Japan	20.2%	16.7%
Singapore	2.8	1.0
South Korea	2.8	3.9
Hong Kong	2.4	2.5
Australia	1.6	4.5
Other	0.0	0.1
Subtotal	29.8%	28.7%
Emerging Markets
China	5.0%	7.5%
India	1.9	2.1
Brazil	1.6	1.8
Taiwan	1.5	2.8
Thailand	1.1	0.6
Russia	1.1	0.8
Indonesia	1.0	0.5
Other	1.6	4.7
Subtotal	14.8%	20.8%
North America
United States	3.2%	0.0%
Canada	2.1	6.2
Subtotal	5.3%	6.2%
Middle East
Other	0.0%	0.3%

11

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	17.67%	6.76%	2.86%

See Financial Highlights for dividend and capital gains information.

12

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.8%)[1]
Australia (1.2%)
BHP Billiton Ltd.	3,342,528	77,979
QBE Insurance Group
Ltd.	6,133,207	45,806
		123,785
Belgium (0.6%)
^ Anheuser-Busch
InBev SA/NV	622,077	61,794

Brazil (1.6%)
* Petroleo Brasileiro
SA ADR	3,731,900	52,582
Cielo SA	7,458,120	40,876
BB Seguridade
Participacoes SA	5,173,800	40,585
Cia de Saneamento
Basico do Estado de
Sao Paulo	2,978,500	29,894
* Petroleo Brasileiro SA
ADR Preference Shares	163,340	2,148
		166,085
Canada (2.0%)
Canadian Natural
Resources Ltd.	2,054,300	74,111
Suncor Energy Inc.	1,720,200	65,783
Canadian National
Railway Co.	505,400	39,036
National Bank of
Canada	659,800	31,337
		210,267
China (4.8%)
* Baidu Inc. ADR	502,500	126,077
Tencent Holdings Ltd.	2,234,700	109,864
Shanghai Fosun
Pharmaceutical
Group Co. Ltd.	14,844,000	80,519
Lenovo Group Ltd.	123,668,000	58,715
* 58.com Inc. ADR	531,915	46,484

	China Mobile Ltd.	4,180,500	39,826
	Ping An Insurance
	Group Co. of China Ltd.	3,950,000	38,597
			500,082
Denmark (0.9%)
	Carlsberg A/S Class B	590,071	65,989
*	Genmab A/S	123,000	24,833
			90,822
Finland (1.5%)
	Sampo Oyj Class A	1,518,490	82,123
	Nokia Oyj	13,201,731	79,214
			161,337
France (6.7%)
	TOTAL SA	2,718,724	170,878
^	Sanofi	1,812,753	143,322
^	Vinci SA	797,532	79,741
	Valeo SA	1,047,656	70,046
	Safran SA	544,062	63,814
	Cie Generale des
	Etablissements
	Michelin SCA	398,613	56,055
*	Ubisoft Entertainment
	SA	489,800	46,800
*	ArcelorMittal	1,343,988	45,553
	BNP Paribas SA	290,660	22,439
			698,648
Germany (4.7%)
	SAP SE	973,620	108,176
*	Commerzbank AG	7,083,969	91,268
	Bayer AG	749,545	89,586
	E.ON SE	7,248,202	79,367
	Fresenius SE & Co. KGaA	503,824	38,369
	Continental AG	116,908	31,137
	Deutsche Post AG	716,175	31,086
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	109,170	24,985
			493,974

13

International Value Fund

		Market
		Value•
	Shares	($000)
Hong Kong (2.3%)
Galaxy Entertainment
Group Ltd.	10,278,000	89,959
CK Hutchison Holdings
Ltd.	5,495,692	64,986
Swire Pacific Ltd.
Class A	6,451,850	63,753
Li & Fung Ltd.	38,162,000	19,193
		237,891
India (1.8%)
ICICI Bank Ltd. ADR	15,613,285	132,869
^ Infosys Ltd. ADR	3,037,600	53,674
		186,543
Indonesia (1.0%)
Bank Negara Indonesia
Persero Tbk PT	119,284,300	68,674
Telekomunikasi
Indonesia Persero
Tbk PT ADR	1,208,068	32,920
		101,594
Ireland (0.5%)
* Ryanair Holdings plc ADR	463,454	50,966

Italy (1.2%)
Eni SPA	5,275,379	103,127
UniCredit SPA	1,135,386	24,615
		127,742
Japan (18.9%)
Sumitomo Mitsui
Financial Group Inc.	3,772,500	157,231
Panasonic Corp.	8,435,300	124,903
Omron Corp.	1,990,800	107,442
Sony Corp.	2,259,100	105,514
Mitsubishi Corp.	3,537,200	97,540
Daiwa House Industry
Co. Ltd.	2,559,000	93,560
East Japan Railway Co.	941,200	90,419
Sumitomo Mitsui Trust
Holdings Inc.	2,118,800	89,852
Ryohin Keikaku Co. Ltd.	258,600	88,458
Makita Corp.	1,744,700	78,171
Nomura Holdings Inc.	12,169,400	70,091
Sumitomo Electric
Industries Ltd.	4,439,000	67,957
Takashimaya Co. Ltd.	7,429,000	63,796
Nidec Corp.	398,700	62,374
Japan Tobacco Inc.	2,295,300	61,701
Sumitomo Realty &
Development Co. Ltd.	1,417,877	56,323
Alps Electric Co. Ltd.	2,489,500	54,984
^ Yahoo Japan Corp.	13,049,500	53,629
DeNA Co. Ltd.	2,726,500	51,966
Fujitsu Ltd.	8,137,000	49,330

	KDDI Corp.	1,453,800	39,025
	Tokyo Electron Ltd.	200,800	38,564
	Kao Corp.	507,500	36,482
	Japan Post Holdings
	Co. Ltd.	2,684,800	32,624
	Honda Motor Co. Ltd.	827,700	28,461
	Hitachi Ltd.	3,387,000	24,720
	Hino Motors Ltd.	1,950,100	23,792
	Astellas Pharma Inc.	1,625,500	23,775
	Teijin Ltd.	1,227,300	23,074
	Toyota Motor Corp.	345,709	22,669
	Daiwa Securities Group
	Inc.	3,414,000	20,943
	Yamato Kogyo Co. Ltd.	701,000	20,665
	Dentsu Inc.	407,600	19,309
			1,979,344
Netherlands (2.6%)
	Wolters Kluwer NV	1,593,257	86,212
	Koninklijke Ahold
	Delhaize NV	3,150,988	76,017
	ING Groep NV	4,175,981	70,368
2	ABN AMRO Group NV	1,284,109	39,822
			272,419
Norway (1.7%)
^	DNB ASA	3,735,270	69,854
	Statoil ASA	2,068,323	52,893
	Telenor ASA	2,389,180	52,882
			175,629
Other (0.4%)
3	Vanguard FTSE
	All-World ex-US ETF	718,406	39,282

Philippines (0.1%)
*	Alliance Global Group
	Inc.	36,656,000	9,233

Russia (1.0%)
	Gazprom PJSC ADR	9,420,057	43,469
*	Yandex NV Class A	1,028,315	34,305
	Lukoil PJSC ADR	385,850	25,719
	Gazprom PJSC ADR	740,167	3,375
			106,868
Singapore (2.7%)
	DBS Group Holdings Ltd.	8,413,100	194,108
	Singapore
	Telecommunications
	Ltd.	35,267,900	93,287
			287,395
South Africa (0.8%)
	Sanlam Ltd.	8,105,021	51,199
	Mr Price Group Ltd.	1,473,618	32,337
			83,536

14

International Value Fund

		Market
		Value•
	Shares	($000)
South Korea (2.7%)
Samsung Electronics
Co. Ltd.	2,933,850	145,437
E-MART Inc.	178,078	44,828
Hana Financial Group Inc.	984,207	43,732
Shinhan Financial Group
Co. Ltd.	561,096	24,984
Kia Motors Corp.	675,146	20,845
		279,826
Spain (3.3%)
Telefonica SA	8,601,559	87,655
^ Banco Santander SA	10,909,809	70,488
Banco Bilbao Vizcaya
Argentaria SA	7,576,533	61,311
Banco de Sabadell SA	28,956,274	56,665
Red Electrica Corp. SA	2,399,160	49,976
Mapfre SA	7,131,176	24,738
		350,833
Sweden (1.1%)
Assa Abloy AB Class B	3,991,085	83,641
Nordea Bank AB	3,009,045	30,604
		114,245
Switzerland (5.6%)
Novartis AG	2,430,221	187,064
Roche Holding AG	627,546	139,433
Adecco Group AG	1,221,508	80,895
LafargeHolcim Ltd.	969,556	53,860
Credit Suisse Group AG	2,906,412	49,020
ABB Ltd.	1,691,906	39,448
Cie Financiere
Richemont SA	351,201	33,385
		583,105
Taiwan (1.5%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	11,769,704	89,654
Silicon Motion
Technology Corp. ADR	1,412,526	63,860
		153,514
Thailand (1.0%)
Bangkok Bank PCL	13,166,800	80,168
Kasikornbank PCL
(Foreign)	4,418,600	28,014
		108,182
Turkey (0.6%)
Turkcell Iletisim
Hizmetleri AS	14,757,117	50,812
KOC Holding AS	5,444,720	18,394
		69,206

United Kingdom (16.9%)
Royal Dutch Shell plc
Class A	4,541,242	158,917
Prudential plc	4,857,126	124,897
AstraZeneca plc	1,635,922	114,519
Tesco plc	34,454,090	111,595
BP plc	14,362,003	106,681
BP plc ADR	2,362,200	105,330
Barclays plc	35,104,763	100,088
Unilever plc	1,601,390	89,826
Shire plc	1,546,787	82,367
British American
Tobacco plc	1,483,203	81,351
Compass Group plc	3,558,049	76,331
WPP plc	4,000,681	68,653
Kingfisher plc	15,385,104	64,163
Ferguson plc	788,316	60,344
HSBC Holdings plc	5,877,471	58,516
ITV plc	28,019,734	58,292
Whitbread plc	926,618	54,520
* Royal Bank of Scotland
Group plc	14,611,000	54,108
Ashtead Group plc	1,677,633	46,593
Lloyds Banking Group
plc	41,473,540	36,785
RELX plc	1,558,700	33,314
Royal Dutch Shell plc
Class A	827,596	28,793
Johnson Matthey plc	571,511	25,829
Babcock International
Group plc	2,143,115	21,632
		1,763,444
United States (3.1%)
Accenture plc Class A	618,190	93,470
Aon plc	498,855	71,072
Medtronic plc	1,043,785	83,639
RenaissanceRe
Holdings Ltd.	333,875	45,420
Signet Jewelers Ltd.	687,174	26,717
		320,318
Total Common Stocks
(Cost $8,778,241)		9,907,909

15

International Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (9.1%)[1]
Money Market Fund (8.9%)
[4,5]	Vanguard Market
	Liquidity Fund,
	1.886%	9,338,251	933,825

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.2%)
	United States Treasury Bill,
	1.391%%–1.461%, 5/3/18	7,100	7,099
6	United States Treasury Bill,
	1.370%, 5/17/18	4,000	3,997
6	United States Treasury Bill,
	1.510%, 6/21/18	5,000	4,988
6	United States Treasury Bill,
	1.892%–1.941%, 9/27/18	5,700	5,655
6	United States Treasury Bill,
	1.887%, 10/4/18	1,800	1,785
			23,524
Total Temporary Cash Investments
(Cost $957,284)			957,349
Total Investments (103.9%)
(Cost $9,735,525)			10,865,258
Other Assets and Liabilities (-3.9%)
Other Assets[7]			109,112
Liabilities [5]			(520,233)
			(411,121)
Net Assets (100%)
Applicable to 262,179,914 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			10,454,137
Net Asset Value Per Share			$39.87

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	9,892,151
Affiliated Issuers	973,107
Total Investments in Securities	10,865,258
Investment in Vanguard	564
Receivables for Investment
Securities Sold	9,687
Receivables for Accrued Income	56,809
Receivables for Capital Shares Issued	4,753
Variation Margin Receivable—
Futures Contracts	614
Unrealized Appreciation—
Forward Currency Contracts	38
Other Assets[7]	36,647
Total Assets	10,974,370
Liabilities
Payables for Investment Securities
Purchased	94,961
Collateral for Securities on Loan	393,147
Payables to Investment Advisor	4,168
Payables for Capital Shares Redeemed	5,825
Payables to Vanguard	15,619
Variation Margin Payable—
Futures Contracts	10
Unrealized Depreciation—
Forward Currency Contracts	6,503
Total Liabilities	520,233
Net Assets	10,454,137

16

International Value Fund

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	8,971,714
Undistributed Net Investment Income	77,040
Accumulated Net Realized Gains	275,217
Unrealized Appreciation (Depreciation)
Investment Securities	1,129,733
Futures Contracts	8,350
Forward Currency Contracts	(6,465)
Foreign Currencies	(1,452)
Net Assets	10,454,137

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $368,937,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 96.8% and 7.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the value of this
security represented 0.4% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $393,147,000 of collateral received for securities on loan.
6 Securities with a value of $11,189,000 have been segregated as initial margin for open futures contracts.
7 Cash of $4,460,000 has been segregated as collateral for
open forward currency contracts.
ADR—American Depositary Receipt.

17

International Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	June 2018	1,974	82,855	3,219
Topix Index	June 2018	379	61,634	3,253
S&P ASX 200 Index	June 2018	358	40,306	268
FTSE 100 Index	June 2018	336	34,524	1,610
				8,350

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index and S&P ASX 200 Index contracts, is required to be treated as realized gain (loss) for tax purposes. Unrealized appreciation (depreciation) for Topix Index and S&P ASX 200 Index futures contracts is generally treated the same for financial reporting and tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/20/18	EUR	50,857	USD	63,308	(1,647)
Goldman Sachs International	6/12/18	JPY	5,330,706	USD	50,676	(1,765)
Toronto Dominion Securities	6/26/18	AUD	35,823	USD	28,250	(1,275)
Barclays Bank plc	6/20/18	GBP	17,110	USD	23,954	(339)
JPMorgan Chase Bank N.A.	6/20/18	EUR	12,796	USD	15,915	(401)
JPMorgan Chase Bank N.A.	6/26/18	AUD	13,086	USD	10,153	(299)
Citibank, N.A.	6/12/18	JPY	697,825	USD	6,624	(222)
Citibank, N.A.	6/20/18	EUR	3,652	USD	4,506	(79)
Morgan Stanley Capital Services Inc.	6/20/18	GBP	3,141	USD	4,476	(140)
Bank of America, N.A.	6/20/18	GBP	2,676	USD	3,809	(115)
BNP Paribas	6/12/18	JPY	363,090	USD	3,435	(104)

18

International Value Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	6/26/18	AUD	2,396	USD	1,823	(39)
Barclays Bank plc	6/26/18	AUD	1,794	USD	1,414	(64)
Credit Suisse International	6/20/18	GBP	926	USD	1,292	(14)
Citibank, N.A.	6/20/18	USD	1,588	EUR	1,278	38
						(6,465)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain
(loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	123,502
Dividends—Affiliated Issuers	445
Interest—Unaffiliated Issuers	106
Interest—Affiliated Issuers	2,888
Securities Lending—Net	1,493
Total Income	128,434
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,525
Performance Adjustment	(164)
The Vanguard Group—Note C
Management and Administrative	10,320
Marketing and Distribution	781
Custodian Fees	701
Shareholders’ Reports and Proxy	58
Trustees’ Fees and Expenses	9
Total Expenses	20,230
Net Investment Income	108,204
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	273,807
Investment Securities Sold—Affiliated Issuers	(143)
Futures Contracts	(4,509)
Forward Currency Contracts	4,462
Foreign Currencies	364
Realized Net Gain (Loss)	273,981
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(38,810)
Investment Securities—Affiliated Issuers	781
Futures Contracts	3,735
Forward Currency Contracts	(2,994)
Foreign Currencies	170
Change in Unrealized Appreciation (Depreciation)	(37,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	345,067
1 Dividends are net of foreign withholding taxes of $14,883,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	108,204	195,603
Realized Net Gain (Loss)	273,981	260,429
Change in Unrealized Appreciation (Depreciation)	(37,118)	1,473,826
Net Increase (Decrease) in Net Assets Resulting from Operations	345,067	1,929,858
Distributions
Net Investment Income	(189,521)	(177,654)
Realized Capital Gain	—	—
Total Distributions	(189,521)	(177,654)
Capital Share Transactions
Issued	790,064	1,229,424
Issued in Lieu of Cash Distributions	175,732	167,198
Redeemed	(631,514)	(1,057,330)
Net Increase (Decrease) from Capital Share Transactions	334,282	339,292
Total Increase (Decrease)	489,828	2,091,496
Net Assets
Beginning of Period	9,964,309	7,872,813
End of Period[1]	10,454,137	9,964,309
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $77,040,000 and $157,993,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$39.26	$32.30	$33.22	$36.87	$37.12	$29.78
Investment Operations
Net Investment Income	. 418[1]	.781[1]	.721	.669	.977[2]	.757
Net Realized and Unrealized Gain (Loss)
on Investments	.935	6.905	(.979)	(3.373)	(.530)	7.402
Total from Investment Operations	1.353	7.686	(.258)	(2.704)	.447	8.159
Distributions
Dividends from Net Investment Income	(.743)	(.726)	(. 662)	(. 946)	(. 697)	(. 819)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.743)	(.726)	(. 662)	(. 946)	(. 697)	(. 819)
Net Asset Value, End of Period	$39.87	$39.26	$32.30	$33.22	$36.87	$37.12

Total Return[3]	3.46%	24.33%	-0.67%	-7.43%	1.20%	27.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,454	$9,964	$7,873	$7,932	$8,271	$8,028
Ratio of Total Expenses to
Average Net Assets[4]	0.39%	0.40%	0.43%	0.46%	0.44%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.21%	2.29%	1.95%	2.64%[2]	2.24%
Portfolio Turnover Rate	29%	34%	30%	36%	37%	52%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.03%, 0.04%, 0.03%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

23

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its

24

International Value Fund

counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

25

International Value Fund

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding three years. The basic fee of ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $164,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $564,000, representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

26

International Value Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,385,812	8,522,097	—
Temporary Cash Investments	933,825	23,524	—
Futures Contracts—Assets[1]	614	—	—
Futures Contracts—Liabilities[1]	(10)	—	—
Forward Currency Contracts—Assets	—	38	—
Forward Currency Contracts—Liabilities	—	(6,503)	—
Total	2,320,241	8,539,156	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $119,525,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $137,837,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At April 30, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	614	38	652
Other Liabilities	(10)	(6,503)	(6,513)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(4,509)	—	(4,509)
Forward Currency Contracts	—	4,462	4,462
Realized Net Gain (Loss) on Derivatives	(4,509)	4,462	(47)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,735	—	3,735
Forward Currency Contracts	—	(2,994)	(2,994)
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,735	(2,994)	741

27

International Value Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $9,735,525,000. Net unrealized appreciation of investment securities for tax purposes was $1,129,733,000, consisting of unrealized gains of $1,660,266,000 on securities that had risen in value since their purchase and $530,533,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2018, the fund purchased $1,519,028,000 of investment securities and sold $1,415,775,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	19,621	34,979
Issued in Lieu of Cash Distributions	4,439	5,264
Redeemed	(15,678)	(30,193)
Net Increase (Decrease) in Shares Outstanding	8,382	10,050

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	503,134	NA1	NA1	(143)	106	2,888	—	933,825
Vanguard FTSE
All-World ex-US ETF	38,607	—	—	—	675	445	—	39,282
Total	541,741	—	—	(143)	781	3,333	—	973,107
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,034.59	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.86	1.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

30

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory arrangements with ARGA Investment Management, LP (ARGA); Edinburgh Partners Limited (Edinburgh Partners); and Lazard Asset Management LLC (Lazard). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

In May 2018, Edinburgh Partners was acquired by Franklin Resources, Inc., operating as Franklin Templeton Investments (“Franklin Templeton”). This change constituted an “assignment” under the Investment Company Act of 1940, as amended, and triggered the automatic termination of Edinburgh Partners’ former advisory agreement with the fund. The board of trustees approved a new advisory agreement with Edinburgh Partners to allow for an uninterrupted advisory relationship between Edinburgh Partners and the fund. The new agreement is materially the same as the former agreement with Edinburgh Partners except for the date.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisory presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

ARGA. ARGA is an independent investment management firm focused on global equities. ARGA invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its deep value-oriented process is driven by bottom-up fundamental research by a team of sector analysts and uses a dividend discount model to select stocks that trade at a discount to intrinsic value. ARGA has managed a portion of the fund since 2012.

31

Edinburgh Partners. Founded in 2003, Edinburgh Partners is an independent fund management company specializing in global investment management. Edinburgh Partners employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term growth prospects and below-market price/earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process. The team conducts scenario analysis to determine the full range of potential outcomes and focuses on long-term, five-year earnings rather than shorter-term results. Edinburgh Partners has managed a portion of the fund since 2008.

Lazard. Lazard, a subsidiary of Lazard Freres & Co. LLC, provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation. Lazard heavily utilizes scenario analysis to understand the risks that macro-economic factors pose to investment theses and the full range of potential outcomes for each holding. An experienced team of global sector analysts supports the portfolio management team. Lazard has managed a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of ARGA, Edinburgh Partners, or Lazard in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules for ARGA, Edinburgh Partners, and Lazard. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

32

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

33

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World
Index ex USA thereafter.

34

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

35

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062018

Semiannual Report | April 30, 2018

Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	5
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	17
Trustees Approve Advisory Arrangement.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Diversified Equity Fund returned 5.22%, outpacing the 3.85% return of its benchmark, the MSCI US Broad Market Index, and the average return of its multicapitalization core fund peers.

• As a “fund of funds,” Diversified Equity reflects the combined results of its eight underlying actively managed Vanguard funds. The selected funds provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum, investing in growth and value stocks of small-, mid-, and large-cap companies.

• Value stocks trailed their growth counterparts for the period, while large- and small-cap stocks recorded generally similar returns.

• Results for the underlying funds ranged from about 2% for Vanguard Capital Value Fund to nearly 9% for Vanguard Explorer Fund. All eight funds surpassed their benchmarks.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard Diversified Equity Fund	5.22%
MSCI US Broad Market Index	3.85
Multi-Cap Core Funds Average	3.27
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.36%	1.11%

The acquired fund fees and expenses—drawn from the prospectus dated February 22, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the
Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended
April 30, 2018, the annualized acquired fund fees and expenses were 0.37%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Core Funds.

1

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2018
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	3.92%
Vanguard Morgan™ Growth Fund Investor
Shares	15.0	6.26
Vanguard U.S. Growth Fund Investor Shares	15.0	7.68
Vanguard Windsor™ Fund Investor Shares	15.0	3.66
Vanguard Windsor II Fund Investor Shares	15.0	2.64
Vanguard Explorer™ Fund Investor Shares	10.0	8.79
Vanguard Mid-Cap Growth Fund	5.0	7.58
Vanguard Capital Value Fund	5.0	2.35
Combined	100.0%	5.22%

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

3

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

4

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	254,575,796	8,033,187	96.9%
Emerson U. Fullwood	254,454,697	8,154,286	96.9%
Amy Gutmann	254,177,462	8,431,521	96.8%
JoAnn Heffernan Heisen	254,714,031	7,894,951	97.0%
F. Joseph Loughrey	254,633,918	7,975,065	97.0%
Mark Loughridge	254,534,475	8,074,507	96.9%
Scott C. Malpass	254,514,046	8,094,936	96.9%
F. William McNabb III	254,640,222	7,968,761	97.0%
Deanna Mulligan	254,832,344	7,776,639	97.0%
André F. Perold	253,863,549	8,745,433	96.7%
Sarah Bloom Raskin	254,398,748	8,210,235	96.9%
Peter F. Volanakis	254,609,402	7,999,581	97.0%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Diversified Equity Fund	31,274,494	1,685,879	1,410,291	2,751,155	84.2%

5

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Diversified Equity Fund	31,660,840	1,784,906	924,918	2,751,155	85.3%

6

Diversified Equity Fund

Fund Profile
As of April 30, 2018

Portfolio Characteristics
		MSCI US
		Broad
		Market
	Fund	Index
Number of Stocks	1,564	3,040
Median Market Cap	$46.4B	$65.9B
Price/Earnings Ratio	25.3x	25.6x
Price/Book Ratio	3.0x	3.0x
Return on Equity	15.0%	15.0%
Earnings Growth Rate	10.9%	8.3%
Dividend Yield	1.5%	1.8%
Turnover Rate (Annualized)	9%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.36%	—
30-Day SEC Yield	1.19%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Windsor II Fund Investor
Shares	15.0
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.0
Vanguard Capital Value Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.03
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.8%	13.2%
Consumer Staples	4.9	6.3
Energy	5.0	6.0
Financials	14.1	14.7
Health Care	13.7	13.7
Industrials	10.9	10.6
Information Technology	29.9	23.9
Materials	3.3	3.3
Real Estate	2.8	3.7
Telecommunication Services	1.2	1.7
Utilities	1.4	2.9
Other	1.0	0.0

Sector categories are based on the Global Industry
Classification Standard (“GICS”), except for the “Other”
category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period. Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests.
The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2018, the annualized acquired fund fees and expenses were 0.37%.

7

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2007, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	16.32%	12.95%	9.65%

See Financial Highlights for dividend and capital gains information.

8

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	6,593,984	310,643
Vanguard Morgan Growth Fund Investor Shares	7,689,664	232,997
Vanguard U. S. Growth Fund Investor Shares	6,084,266	232,480
Vanguard Windsor Fund Investor Shares	9,928,097	232,317
Vanguard Windsor II Fund Investor Shares	6,260,816	232,151
Vanguard Explorer Fund Investor Shares	1,563,538	155,134
Vanguard Mid-Cap Growth Fund	2,839,564	78,258
Vanguard Capital Value Fund	5,935,894	77,345
Total Investment Companies (Cost $998,942)		1,551,325
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 1.886% (Cost $0)	1	—
Total Investments (100.0%) (Cost $998,942)		1,551,325
Other Assets and Liabilities (0.0%)
Other Assets		843
Liabilities		(795)
Total Assets and Liabilities		48
Net Assets (100%)
Applicable to 43,792,256 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,551,373
Net Asset Value Per Share		$35.43

9

Diversified Equity Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds	1,551,325
Receivables for Investment Securities Sold	312
Receivables for Capital Shares Issued	531
Total Assets	1,552,168
Liabilities
Payables for Capital Shares Redeemed	319
Other Liabilities	476
Total Liabilities	795
Net Assets	1,551,373

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	932,555
Overdistributed Net Investment Income	(9)
Accumulated Net Realized Gains	66,444
Unrealized Appreciation (Depreciation)	552,383
Net Assets	1,551,373

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	11,070
Net Investment Income—Note B	11,070
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	73,637
Affiliated Funds Sold	4,974
Realized Net Gain (Loss)	78,611
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(13,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,043

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,070	17,822
Realized Net Gain (Loss)	78,611	63,264
Change in Unrealized Appreciation (Depreciation)	(13,638)	215,205
Net Increase (Decrease) in Net Assets Resulting from Operations	76,043	296,291
Distributions
Net Investment Income	(15,286)	(16,846)
Realized Capital Gain[1]	(69,091)	(77,095)
Total Distributions	(84,377)	(93,941)
Capital Share Transactions
Issued	188,709	107,815
Issued in Lieu of Cash Distributions	80,017	89,282
Redeemed	(147,984)	(236,646)
Net Increase (Decrease) from Capital Share Transactions	120,742	(39,549)
Total Increase (Decrease)	112,408	162,801
Net Assets
Beginning of Period	1,438,965	1,276,164
End of Period[2]	1,551,373	1,438,965

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $13,729,000 and $1,082,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,000) and $4,207,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.57	$30.76	$33.15	$33.18	$29.43	$22.70
Investment Operations
Net Investment Income	. 258[1]	.428[1]	.397	.394	.322[1]	.332
Capital Gain Distributions Received	1.713[1]	1.064[1]	.860	2.606	.848[1]	.131
Net Realized and Unrealized Gain (Loss)
on Investments	(.134)	5.627	(.836)	(1.453)	3.243	6.626
Total from Investment Operations	1.837	7.119	.421	1.547	4.413	7.089
Distributions
Dividends from Net Investment Income	(. 358)	(. 414)	(. 362)	(. 342)	(. 283)	(. 344)
Distributions from Realized Capital Gains	(1.619)	(1.895)	(2.449)	(1.235)	(.380)	(.015)
Total Distributions	(1.977)	(2.309)	(2.811)	(1.577)	(.663)	(.359)
Net Asset Value, End of Period	$35.43	$35.57	$30.76	$33.15	$33.18	$29.43

Total Return[2]	5.22%	24.47%	1.39%	4.71%	15.20%	31.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,551	$1,439	$1,276	$1,456	$1,513	$1,420
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.37%	0.36%	0.36%	0.40%	0.41%	0.40%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.31%	1.26%	1.16%	1.03%	1.27%
Portfolio Turnover Rate	9%	5%	9%	10%	5%	5%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended April 30, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

14

Diversified Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At April 30, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2018, the cost of investment securities for tax purposes was $998,942,000. Net unrealized appreciation of investment securities for tax purposes was $552,383,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	5,172	3,295
Issued in Lieu of Cash Distributions	2,279	2,953
Redeemed	(4,111)	(7,286)
Net Increase (Decrease) in Shares Outstanding	3,340	(1,038)

15

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	—	—	—	—	—
Vanguard Capital
Value Fund	70,852	6,640	300	1	152	1,429	—	77,345
Vanguard Explorer
Fund	144,428	24,555	10,720	540	(3,669)	669	15,359	155,134
Vanguard Growth
and Income Fund	287,833	32,854	7,064	842	(3,822)	2,109	12,102	310,643
Vanguard Mid-Cap
Growth Fund	72,557	7,004	4,460	256	2,901	257	2,246	78,258
Vanguard Morgan
Growth Fund	217,059	32,692	14,080	934	(3,608)	1,845	14,992	232,997
Vanguard U.S.
Growth Fund	217,205	27,071	18,469	2,250	4,423	836	9,718	232,480
Vanguard Windsor
Fund	214,573	22,021	4,379	(36)	138	1,759	5,931	232,317
Vanguard Windsor II
Fund	214,804	34,342	7,029	187	(10,153)	2,166	13,289	232,151
Total	1,439,311	187,179	66,501	4,974	(13,638)	11,070	73,637	1,551,325
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

17

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,052.16	$1.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.96	1.86

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity
Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.37%. The dollar amounts shown as ”Expenses
Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period (181/365).

18

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

19

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the fund and its underlying funds ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

22

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062018

Semiannual Report | April 30, 2018

Vanguard Emerging Markets Select

Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	4
Results of Proxy Voting.	9
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended April 30, 2018, Vanguard Emerging Markets Select Stock Fund returned 3.38%. That performance trailed the 4.87% return of the benchmark, the FTSE Emerging Index, and the 3.83% average return of peer funds.

• The fund’s objective is to seek long-term capital appreciation through broadly diversified exposure to emerging markets.

• Among countries represented in the fund, South Africa and Russia produced some of the strongest returns on a relative basis.

• Stock selection was positive in seven of the fund’s 11 industry sectors.

Energy, consumer discretionary, and health care stocks drove the fund’s relative performance for the period; financials, information technology, consumer staples, and telecommunication services were weak spots.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard Emerging Markets Select Stock Fund	3.38%
FTSE Emerging Index	4.87
Emerging Markets Funds Average	3.83
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.92%	1.44%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year.
For the six months ended April 30, 2018, the fund’s annualized expense ratio was 0.97%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Emerging Markets Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority

2

front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
	Total Returns
	Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

3

Advisors’ Report

For the six months ended April 30, 2018, Vanguard Emerging Markets Select Stock Fund returned 3.38%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how portfolio positioning reflects this assessment.

These comments were prepared on May 17, 2018.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	25	189	Allocates the assets in its portion of the fund to
Company LLP			a team of global analysts who seek to add value
			through in-depth fundamental research and
			understanding of their industries. By covering
			the same companies over a period of many
			years, these investment professionals gain
			comprehensive insight to guide decisions for
			their subportfolios.
Pzena Investment Management,	25	184	Uses a deep-value approach that focuses on
LLC			the most undervalued companies based on
			price-to-normalized earnings. The firm believes
			that this value philosophy works well globally
			and is especially effective in emerging markets
			because of generally wider valuation spreads.
Oaktree Capital Management,	25	182	Seeks securities that have been undervalued by
L.P.			investors. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management
			and maintaining in-house models focused on
			deriving reliable cash-flow projections.
M&G Investment Management	22	162	Seeks to identify companies that can handle
Limited			capital with discipline, generate returns above
			the cost of capital, and stay focused on creating
			value. M&G attempts to take advantage of
			pricing deviations created by short-term
			investors.
Cash Investments	3	25	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

4

Wellington Management Company llp

Portfolio Managers:

Cheryl M. Duckworth, CFA,
Senior Managing Director and
Associate Director,
Global Industry Research

Mark Mandel, CFA,
Senior Managing Director and
Director, Global Industry Research

Our portion of the fund focuses on taking a bottom-up fundamental approach grounded in industry specialization to help us select companies that can outperform their peers.

During the six months, emerging-market equities were up in U.S. dollar terms as measured by the FTSE Emerging Index. Energy, financial, and materials stocks led index returns; consumer discretionary was the only sector with negative absolute performance. In terms of regions, Association of Southeast Asian Nations stocks led the rally, while India lagged.

Our performance was hurt by security selection in materials, industrials, and financials. Bhartis Infratel, a leading Indian telecommunications tower infrastructure provider, and Rusal, a Russian aluminum manufacturer, were among our portfolio’s top detractors. Shares of Bhartis Infratel fell as the rapid consolidation of Indian operators and tower companies has pushed smaller players out of the market and caused tenancies to decline. However, we continue to hold this company in our portfolio. Because of this consolidation and the regional dominance of the more established tower companies across India, we believe competition will be limited and will lead to improved pricing in the industry.

Rusal was hit especially hard by U.S. sanctions, and we have exited our position.

GlobalWafers, a Taiwanese semiconductor and wafer developer, and China Longyuan Power Group, a wind power producer, were among our top relative contributors. GlobalWafers’ stock rose on expectations that silicon wafer price hikes would continue. In addition, there is optimism about potential synergies from the recent acquisition of SunEdison Semiconductor, as GlobalWafers has made several acquisitions in recent years that added value.

China Longyuan’s stock price rose following positive results that highlighted strong wind power utilization rates. Recent technological improvements and falling equipment costs are supporting the long-term profitability of wind power production. We believe wind power should be structurally well-positioned as a source of renewable energy in China and could benefit from regulatory support.

5

Pzena Investment Management, LLC

Portfolio Managers:

Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and
Co-Chief Investment Officer

Over the last six months, our portfolio benefited from positions in energy, materials, and health care stocks. Our performance in these sectors was offset by positions in information technology, consumer discretionary, and consumer staples companies. South African, Russian, and Brazilian holdings were our large contributors, while Taiwanese, Indian, and Turkish stocks detracted.

The largest individual contributor was pharmaceutical manufacturer China Shineway, which was aided by stronger sales volume and profit improvement through several initiatives. Russian oil company Lukoil strengthened on higher oil prices and its announcement of a share buyback program. Also contributing notably was South African industrial company Reunert, on strong margins across segments.

The largest individual detractor, Hon Hai Precision Industry, a Taiwanese electronics manufacturer, traded down after reporting lower-than-expected margins, likely attributable to higher expenses related to the iPhone X. Hyundai Heavy Industries, a South Korean shipbuilder, also detracted after announcing a dilutive capital raise at a 25% discount at the end of 2017, driving down the stock. Those concerns have abated, however, and the stock has since recouped most of its losses. Turkish bank Akbank, another detractor, reported strong earnings and growth; however, it is highly sensitive to the country’s macroeconomic environment, and shares were hurt by rising concerns about the economy and weakening currency.

We added Huadian Power International, one of the largest Chinese coal utilities, to the portfolio. Its profitability has been hurt by rising coal prices, but we believe it should improve through a combination of regulatory price increases and coal price normalization. We also added to China Resources Power, which underperformed because of a coal price increase.

We added to our positions in Czech utility CEZ, South Korea’s Shinhan Financial Group, and Wilmar International, an agribusiness company based in Singapore. These additions were funded by selling LG Electronics as it approached our estimate of fair value and trimming our position in Randon, a Brazilian trailer and truck part manufacturer. Our largest exposures remain in the financial and information technology sectors; on a regional basis, we are most exposed to North Asia.

6

Oaktree Capital Management, L.P.

Portfolio Managers:

Frank J. Carroll III,
Managing Director and Co-Head of
Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of
Emerging Markets Equities

Emerging markets equities generated strong returns during the six months. Although market volatility increased, the asset class was supported by positive earnings revisions, strong net inflows, and some country-specific developments.

Russia rallied for most of the period on strong oil prices but fell sharply after the United States announced a new set of sanctions against some Russian individuals and associated companies. Brazil benefited from improving economic data and falling interest rates. Greece performed well because of economic growth and credit dynamics. Turkey was the largest underperformer as the lira depreciated significantly. India performed poorly through February and March following the introduction of a long-term capital gains tax, rising inflation estimates, and lower-than-expected earnings, but it rebounded in April and ended the period flat.

The health care and energy sectors performed best; consumer discretionary and telecommunication services lagged. Emerging markets currencies appreciated marginally.

Stock selection in Brazil, South Africa, and India contributed positively, and more than offset negative selection effects in Taiwan. Our underweight exposure to Taiwan and off-index allocation to South Korea helped performance, while our underweight exposures to South Africa and Malaysia detracted. By sector, selection among consumer discretionary, materials, energy, industrial, real estate, and utilities stocks had a positive effect. Stock selection in consumer staples, financials, and telecommunications detracted, as did our overweight allocations to financials and consumer discretionary.

A rotation out of growth stocks and into value stocks occurred during January and continued for the remainder of the period. We believe we are in the early stages of a strong value cycle. We remain constructive and continue to conduct vigorous bottom-up research in order to construct a portfolio of good companies with solid management and strong balance sheets at appropriate valuations.

7

M&G Investment
Management Limited

Portfolio Manager:

Matthew Vaight, UKSIP

Concerns about higher interest rates in the United States, a global trade war, and sanctions on Russia contributed to market turbulence during the review period.

Our portfolio’s allocation to South Africa contributed significantly to relative performance. South Africa’s stock market rallied as investors cheered the election of a new president focused on job creation and economic growth. Amid optimism about potential reforms, shares in Barclays Africa, a financial group; Barloworld, a supplier of industrial equipment; and Imperial Holdings, a car rental and logistics firm, advanced.

Stock selection in the energy sector also added value. Our holdings in Chinese oil and gas firms CNOOC and Sinopec, Russian energy firm Lukoil, and Tullow, a U.K.-listed oil and gas explorer, all climbed as oil prices rose.

In contrast to these successes, several information technology holdings detracted from relative performance, including Delta Electronics, a Taiwanese manufacturer of power supply components and cooling fans. The company is focusing on new higher-growth areas such as industrial automation, but the stock declined amid concerns about the pace of this shift.

Another Taiwanese technology holding, Casetek, also detracted. The company supplies components to Apple, and the stock has been hurt by concerns about weak demand for iPhones.

The fund’s holding in Brazilian toll-road operator CCR also detracted as shares declined on weaker-than-expected revenues and concerns about its possible involvement in a corruption scandal.

Despite the upturn in market turbulence, we remain optimistic that robust global economic growth and improving corporate performance will support emerging market stocks. We continue to favor the cheaper, “value” parts of the market that have been overlooked.

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	254,575,796	8,033,187	96.9%
Emerson U. Fullwood	254,454,697	8,154,286	96.9%
Amy Gutmann	254,177,462	8,431,521	96.8%
JoAnn Heffernan Heisen	254,714,031	7,894,951	97.0%
F. Joseph Loughrey	254,633,918	7,975,065	97.0%
Mark Loughridge	254,534,475	8,074,507	96.9%
Scott C. Malpass	254,514,046	8,094,936	96.9%
F. William McNabb III	254,640,222	7,968,761	97.0%
Deanna Mulligan	254,832,344	7,776,639	97.0%
André F. Perold	253,863,549	8,745,433	96.7%
Sarah Bloom Raskin	254,398,748	8,210,235	96.9%
Peter F. Volanakis	254,609,402	7,999,581	97.0%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Emerging Markets Select Stock
Fund	15,367,673	871,013	803,530	1,263,226	84.0%

9

Emerging Markets Select Stock Fund

Fund Profile
As of April 30, 2018

Portfolio Characteristics
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Number of Stocks	317	1,039	1,862
Median Market Cap	$19.9B	$22.9B	$36.0B
Price/Earnings Ratio	13.3x	14.7x	14.6x
Price/Book Ratio	1.4x	1.8x	1.7x
Return on Equity	13.7%	16.6%	12.6%
Earnings Growth
Rate	5.1%	13.6%	9.6%
Dividend Yield	2.5%	2.4%	2.8%
Turnover Rate
(Annualized)	51%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.92%	—	—
Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Consumer Discretionary	9.8%	9.1%	11.4%
Consumer Staples	4.8	6.6	9.3
Energy	11.1	8.8	7.1
Financials	25.7	26.3	23.0
Health Care	1.2	2.6	7.6
Industrials	5.7	5.6	11.8
Information Technology	22.2	20.7	11.5
Materials	8.6	8.1	8.1
Real Estate	1.5	3.8	3.2
Telecommunication
Services	4.3	5.3	4.0
Utilities	5.1	3.1	3.0

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.96	0.75
Beta	0.98	1.13

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.1%
China Construction Bank
Corp.	Diversified Banks	2.8
Tencent Holdings Ltd.	Internet Software &
	Services	2.4
LUKOIL PJSC	Integrated Oil & Gas	2.2
Alibaba Group Holding	Internet Software &
Ltd.	Services	2.0
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.5
Petroleo Brasileiro SA	Integrated Oil & Gas	1.4
Baidu Inc.	Internet Software &
	Services	1.4
Industrial & Commercial
Bank of China Ltd.	Diversified Banks	1.3
Sberbank of Russia
PJSC	Diversified Banks	1.3
Top Ten		20.4%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratio was 0.97%.

10

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	3.1%	0.0%	12.2%
Other	0.8	0.5	31.7
Subtotal	3.9%	0.5%	43.9%
Pacific
South Korea	7.0%	0.0%	3.9%
Hong Kong	3.3	0.0	2.5
Singapore	1.0	0.0	1.0
Other	0.3	0.0	21.1
Subtotal	11.6%	0.0%	28.5%
Emerging Markets
China	29.8%	33.1%	7.6%
Taiwan	10.8	12.6	2.8
Brazil	9.1	8.9	1.8
India	7.8	11.2	2.1
Russia	6.1	4.1	0.8
South Africa	5.8	8.3	1.7
Indonesia	2.1	2.1	0.5
Mexico	1.8	3.6	0.8
Thailand	1.8	3.7	0.6
Turkey	1.0	1.0	0.2
Other	4.0	10.2	2.0
Subtotal	80.1%	98.8%	20.9%
North America
United States	4.0%	0.0%	0.0%
Other	0.4	0.0	6.2
Subtotal	4.4%	0.0%	6.2%
Middle East	0.0%	0.0%	0.3%
Other	0.0%	0.7%	0.2%

11

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 27, 2011, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Emerging Markets Select Stock Fund	6/27/2011	21.68%	4.94%	3.76%

See Financial Highlights for dividend and capital gains information.

12

Emerging Markets Select Stock Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.7%)[1]
Argentina (0.1%)
	YPF SA ADR	30,833	675

Brazil (8.7%)
	Itau Unibanco Holding
	SA ADR	462,924	6,726
*	Petroleo Brasileiro
	SA ADR	503,179	6,617
	Telefonica Brasil SA ADR	250,532	3,538
	Cia de Saneamento
	Basico do Estado de
	Sao Paulo	329,289	3,305
	Vale SA Class B ADR	229,775	3,180
	Ambev SA	470,108	3,131
	CVC Brasil Operadora e
	Agencia de Viagens SA	184,763	3,058
*	Petroleo Brasileiro SA
	Preference Shares	453,700	2,975
	Banco Bradesco SA
	Preference Shares	296,802	2,929
	Itau Unibanco Holding SA
	Preference Shares	196,948	2,868
	Ambev SA ADR	409,187	2,709
	Petrobras Distribuidora SA	403,245	2,643
	Cia de Saneamento do
	Parana	128,220	2,159
	MRV Engenharia e
	Participacoes SA	480,556	2,058
	CCR SA	599,534	2,047
	TOTVS SA	204,847	1,871
*,^	BRF SA ADR	251,358	1,792
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	451,297	1,791
	Usinas Siderurgicas de
	Minas Gerais SA
	Preference Shares	453,900	1,412

	EDP - Energias do
	Brasil SA	341,699	1,355
	Gerdau SA Preference
	Shares	242,900	1,154
	Lojas Renner SA	106,745	994
*	Petroleo Brasileiro SA ADR	67,114	946
	Banco do Brasil SA	74,000	775
	Randon Participacoes SA
	Preference Shares	285,288	713
	Localiza Rent a Car SA	81,200	646
	Braskem SA Preference
	Shares	48,200	628
	Magazine Luiza SA	12,200	372
*	Atacadao Distribuicao
	Comercio e Industria Ltda	59,900	258
			64,650
Canada (0.4%)
	First Quantum Minerals Ltd.	171,016	2,464
*	Kinross Gold Corp.	55,642	216
			2,680
China (28.4%)
	China Construction
	Bank Corp.	19,798,050	20,742
	Tencent Holdings Ltd.	363,401	17,866
*	Alibaba Group Holding
	Ltd. ADR	81,116	14,482
	China Mobile Ltd.	1,129,500	10,760
*	Baidu Inc. ADR	41,525	10,419
	Industrial & Commercial
	Bank of China Ltd.	11,329,882	9,946
	China Resources Power
	Holdings Co. Ltd.	3,451,683	6,621
	CNOOC Ltd.	3,576,567	6,050
	China Pacific Insurance
	Group Co. Ltd.	1,304,220	5,755
	Lenovo Group Ltd.	11,778,000	5,592
	China Longyuan Power
	Group Corp. Ltd.	5,108,580	5,018

13

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	China Petroleum &
	Chemical Corp.	4,846,000	4,719
*	Ctrip.com International
	Ltd. ADR	104,243	4,264
	Dongfeng Motor Group
	Co. Ltd.	3,824,000	4,229
	China Shenhua Energy
	Co. Ltd.	1,648,000	4,042
	Ping An Insurance Group
	Co. of China Ltd.	394,130	3,851
	China Agri-Industries
	Holdings Ltd.	8,587,000	3,604
	Far East Horizon Ltd.	3,532,000	3,505
	China Dongxiang Group
	Co. Ltd.	18,622,000	3,409
	China Lesso Group
	Holdings Ltd.	4,309,000	3,321
	Guangzhou R&F
	Properties Co. Ltd.	1,264,000	3,005
	PICC Property &
	Casualty Co. Ltd.	1,616,040	2,893
*	Grand Baoxin Auto
	Group Ltd.	6,812,500	2,843
*	Li Ning Co. Ltd.	2,517,000	2,834
	CNOOC Ltd. ADR	16,289	2,753
	Anhui Conch Cement
	Co. Ltd.	438,000	2,734
*	China Unicom Hong
	Kong Ltd.	1,903,973	2,692
*,2	Ping An Healthcare and
	Technology Co. Ltd.	8,500	59
	China National Building
	Material Co. Ltd.	2,300,000	2,687
	Greatview Aseptic
	Packaging Co. Ltd.	4,005,000	2,654
	China Telecom Corp.
	Ltd.	5,244,980	2,542
	China Shineway
	Pharmaceutical Group
	Ltd.	1,198,382	2,457
	China Oilfield Services
	Ltd.	2,347,000	2,342
2	BAIC Motor Corp. Ltd.	2,057,500	1,986
	China Railway Group Ltd.	2,408,000	1,930
*	Datang International
	Power Generation Co.
	Ltd.	5,644,300	1,849
	China Merchants Bank
	Co. Ltd.	421,000	1,836
	ENN Energy Holdings Ltd.	193,512	1,810
	Sinopharm Group Co. Ltd.	418,800	1,766
	Brilliance China
	Automotive Holdings
	Ltd.	912,000	1,624

	Shimao Property Holdings
	Ltd.	604,000	1,598
*	JD.com Inc. ADR	43,459	1,587
	Sunny Optical Technology
	Group Co. Ltd.	88,400	1,442
	Longfor Properties Co.
	Ltd.	476,821	1,426
*	West China Cement Ltd. 5,548,000		1,125
2	China Railway Signal &
	Communication Corp.
	Ltd.	1,430,000	1,115
	Dah Chong Hong
	Holdings Ltd.	1,945,106	1,033
*	SINA Corp.	10,541	1,007
	Huadian Power
	International Corp. Ltd.	1,934,000	785
	Guangdong Investment
	Ltd.	426,848	661
*	China Petroleum &
	Chemical Corp. ADR	6,522	636
*	Aluminum Corp. of China
	Ltd.	1,115,427	630
*,2,3 Tianhe Chemicals Group
	Ltd.	4,142,000	617
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	89,795	487
	CSPC Pharmaceutical
	Group Ltd.	178,800	455
	Sino Biopharmaceutical
	Ltd.	215,379	454
	TAL Education Group ADR		428
	New Oriental Education &	11,739
	Technology Group Inc.
	ADR	4,187	376
	China Traditional Chinese
	Medicine Holdings Co.
	Ltd.	382,500	329
	China Resources Phoenix
	Healthcare Holdings Co.
	Ltd.	221,300	289
	Tongda Group Holdings
	Ltd.	982,110	217
*	BeiGene Ltd. ADR	1,100	187
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	261,800	161
			210,536
Colombia (0.2%)
*	CEMEX Latam Holdings
	SA	325,775	1,004
*	Grupo Energia Bogota
	SA ESP	450,776	331
			1,335

14

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
Czech Republic (0.7%)
	CEZ AS	122,825	3,137
	Komercni banka as	40,455	1,745
			4,882
Greece (0.7%)
*	Alpha Bank AE	1,253,646	3,312
	Hellenic
	Telecommunications
	Organization SA	70,697	1,029
	Hellenic Petroleum SA	60,797	619
*	National Bank of Greece
	SA	1,057,881	440
			5,400
Hong Kong (3.3%)
	AIA Group Ltd.	609,501	5,447
	Xinyi Solar Holdings Ltd.	5,286,000	2,409
	Want Want China
	Holdings Ltd.	2,627,000	2,322
	First Pacific Co. Ltd.	4,340,000	2,222
*	Pacific Basin Shipping
	Ltd.	7,646,975	2,033
	Sands China Ltd.	309,650	1,790
	Stella International
	Holdings Ltd.	1,374,500	1,620
	Samsonite International
	SA	343,702	1,550
*	MMG Ltd.	1,953,400	1,449
	Texwinca Holdings Ltd.	1,769,000	890
	Singamas Container
	Holdings Ltd.	4,045,077	644
*	Precision Tsugami China
	Corp. Ltd.	440,000	606
	AMVIG Holdings Ltd.	1,777,578	457
	Microport Scientific Corp.	318,037	370
	AAC Technologies
	Holdings Inc.	22,134	318
			24,127
Hungary (0.6%)
	OTP Bank Nyrt	100,233	4,370
	Magyar Telekom
	Telecommunications plc	227,789	394
			4,764
India (7.4%)
	Reliance Industries Ltd.	560,629	8,057
	ICICI Bank Ltd. ADR	571,774	4,866
	State Bank of India	1,314,930	4,836
	Infosys Ltd. ADR	259,907	4,593
	NTPC Ltd.	1,772,737	4,562
	Bank of Baroda	1,421,724	3,152
	Axis Bank Ltd.	301,477	2,326
	ICICI Bank Ltd.	509,891	2,169

	Indiabulls Housing
	Finance Ltd.	109,431	2,133
	NHPC Ltd.	4,575,851	1,946
	Bharti Infratel Ltd.	393,698	1,844
	Godrej Consumer
	Products Ltd.	79,344	1,323
	Ambuja Cements Ltd.	337,367	1,264
	ACC Ltd.	46,872	1,112
*,2	Avenue Supermarts Ltd.	48,786	1,083
	UltraTech Cement Ltd.	16,857	1,034
	Power Grid Corp. of India
	Ltd.	306,909	953
	HDFC Bank Ltd. ADR	9,254	887
*	Tata Motors Ltd. Class A	299,104	853
	Marico Ltd.	167,703	833
	Bharat Electronics Ltd.	414,434	810
*	Punjab National Bank	515,717	734
	LIC Housing Finance Ltd.	84,221	686
*	Westlife Development Ltd.	115,837	682
	TAKE Solutions Ltd.	199,261	641
2	L&T Technology Services
	Ltd.	21,953	436
	Jubilant Foodworks Ltd.	10,696	405
	Indian Oil Corp. Ltd.	98,504	238
	Bharat Petroleum Corp. Ltd.	14,144	82
*	Jammu & Kashmir Bank
	Ltd.	94,059	80
			54,620
Indonesia (2.0%)
	Bank Mandiri Persero
	Tbk PT	7,565,000	3,832
	Bank Central Asia Tbk
	PT	1,828,100	2,891
	Bank Rakyat Indonesia
	Persero Tbk PT	10,529,800	2,428
*	Semen Indonesia
	Persero Tbk PT	2,167,900	1,497
	Bank Danamon
	Indonesia Tbk PT	2,950,300	1,406
	Mitra Adiperkasa Tbk PT	1,464,924	869
	Hanjaya Mandala
	Sampoerna Tbk PT	3,059,600	775
	Bank Tabungan
	Pensiunan Nasional
	bk PT	2,710,800	569
	Pakuwon Jati Tbk PT	11,028,338	466
	Sarana Menara
	Nusantara Tbk PT	1,504,100	338
	Ace Hardware Indonesia
	Tbk PT	594,300	56
			15,127

15

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Japan (0.4%)
	Murata Manufacturing
	Co. Ltd.	14,300	1,805
*	Nexon Co. Ltd.	92,624	1,348
			3,153
	Kenya (0.1%)
	Equity Group Holdings
	Ltd.	768,500	377

	Malaysia (0.6%)
	Genting Malaysia Bhd.	2,053,300	2,673
	Malaysia Airports
	Holdings Bhd.	433,424	993
	Inari Amertron Bhd.	776,850	336
*	Pentamaster International
	Ltd.	1,396,681	201
			4,203
	Mexico (1.7%)
	Grupo Financiero Banorte
	SAB de CV	625,000	3,911
	Alfa SAB de CV Class A	2,819,761	3,620
	America Movil SAB de
	CV	1,773,300	1,641
	Alpek SAB de CV	948,700	1,360
	Grupo Cementos de
	Chihuahua SAB de CV	131,478	765
	Gruma SAB de CV Class B	60,263	736
	Mexichem SAB de CV	139,515	436
			12,469
	Pakistan (0.2%)
	United Bank Ltd.	1,027,805	1,784

	Philippines (0.4%)
	International Container
	Terminal Services Inc.	698,620	1,140
*,2	CEMEX Holdings
	Philippines Inc.	10,094,208	698
	Pilipinas Shell
	Petroleum Corp.	321,081	324
*	Energy Development
	Corp.	3,024,129	315
	LT Group Inc.	568,500	222
			2,699
	Poland (0.3%)
	Cyfrowy Polsat SA	330,061	2,407

	Portugal (0.1%)
	Galp Energia SGPS SA	50,656	972

	Russia (5.9%)
	Lukoil PJSC ADR	232,272	15,482
	Rosneft Oil Co. PJSC
	GDR	1,094,541	6,658

	Sberbank of Russia PJSC
	ADR	422,898	6,253
	MMC Norilsk Nickel PJSC
	ADR	315,954	5,430
	Sberbank of Russia PJSC
	ADR	125,380	1,852
	PhosAgro PJSC GDR	127,274	1,836
	Etalon Group plc GDR	640,014	1,829
	Sberbank of Russia PJSC	470,575	1,696
	LUKOIL PJSC ADR	13,572	894
	Inter RAO UES PJSC	10,869,303	691
	Tatneft PAO Preference
	Shares	89,010	672
	Tatneft PJSC ADR	5,983	384
	Public Joint Stock
	Gazprom Neft ADR	10,889	265
			43,942
Singapore (0.9%)
	Wilmar International Ltd.	1,941,200	4,749
	Sembcorp Industries Ltd.	811,300	1,869
*	Ezion Holdings Ltd.	3,192,960	286
*	Ezion Holdings Ltd.
	Warrants Exp.
	04/15/2020	372,164	2
*	Ezion Holdings Ltd.
	Warrants Exp.
	04/16/2023	2,242,476	—
			6,906
South Africa (5.5%)
	Sasol Ltd.	200,272	7,159
	Barclays Africa Group Ltd.	280,779	4,113
	Reunert Ltd.	621,321	3,871
	Mr Price Group Ltd.	135,806	2,980
	Barloworld Ltd.	197,539	2,668
	Imperial Holdings Ltd.	138,178	2,658
	Naspers Ltd.	9,073	2,210
	Shoprite Holdings Ltd.	104,635	2,082
	Sanlam Ltd.	322,536	2,038
	AngloGold Ashanti Ltd.
	ADR	222,626	1,999
	Foschini Group Ltd.	107,175	1,844
	FirstRand Ltd.	314,107	1,682
	MTN Group Ltd.	125,685	1,261
*	Nampak Ltd.	1,085,254	1,208
	Nedbank Group Ltd.	45,379	1,082
	Vodacom Group Ltd.	71,577	895
	Aspen Pharmacare
	Holdings Ltd.	35,011	755
			40,505
South Korea (6.5%)
	Samsung Electronics Co.
	Ltd.	178,750	8,861
	Hyundai Motor Co.	54,481	8,126

16

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Hana Financial Group Inc.	133,071	5,913
	POSCO	14,969	5,158
*	Hyundai Heavy Industries
	Co. Ltd.	35,514	3,931
	DB Insurance Co. Ltd.	58,310	3,423
	Amorepacific Corp.	9,638	3,136
	Shinhan Financial Group
	Co. Ltd.	68,930	3,069
	KB Financial Group Inc.	46,380	2,635
*	Samsung Heavy Industries
	Co. Ltd.	312,534	2,136
	Kia Motors Corp.	31,159	962
	S-Oil Corp.	6,171	633
*	Hugel Inc.	723	339
			48,322
Taiwan (10.2%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	430,537	16,554
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	1,866,266	14,216
	Hon Hai Precision
	Industry Co. Ltd.	2,024,607	5,631
	Compal Electronics Inc.	8,345,000	5,436
	United Microelectronics
	Corp.	8,620,600	4,649
	Catcher Technology Co.
	Ltd.	337,296	3,741
	Chicony Electronics Co.
	Ltd.	1,369,174	3,373
	Delta Electronics Inc.	780,531	2,830
	Cathay Financial Holding
	Co. Ltd.	1,368,000	2,454
	Teco Electric and
	Machinery Co. Ltd.	2,100,000	1,705
	Casetek Holdings Ltd.	688,537	1,685
	eMemory Technology Inc.	135,000	1,666
	Globalwafers Co. Ltd.	101,442	1,637
	E.Sun Financial Holding
	Co. Ltd.	2,191,541	1,550
	Largan Precision Co. Ltd.	8,000	930
	Elite Material Co. Ltd.	374,042	917
	Sino-American Silicon
	Products Inc.	192,416	826
	Formosa Sumco
	Technology Corp.	181,000	709
	Gourmet Master Co. Ltd.	60,600	698
*	Wafer Works Corp.	417,000	651
	Walsin Technology Corp.	63,987	402
	Chroma ATE Inc.	71,997	362
	PChome Online Inc.	75,700	351
	Yageo Corp.	16,530	346

	ASPEED Technology Inc.	12,086	345
	Airtac International Group	18,000	312
	Silergy Corp.	13,369	280
	Realtek Semiconductor
	Corp.	58,930	223
	Win Semiconductors Corp.	25,000	187
	Getac Technology Corp.	124,605	179
	Bizlink Holding Inc.	23,884	176
	Pan Jit International Inc.	83,000	140
	LandMark Optoelectronics
	Corp.	14,464	135
	Global Unichip Corp.	14,181	133
	Hota Industrial
	Manufacturing Co. Ltd.	28,979	127
	Kingpak Technology Inc.	17,698	115
	Voltronic Power Technology
	Corp.	6,430	114
	Advanced Ceramic X Corp.	3,132	27
*	Wafer Works Corp Rights
	Exp. 06/08/2018	20,811	6
			75,818
Thailand (1.7%)
	Bangkok Bank PCL	792,600	4,826
	Charoen Pokphand
	Foods PCL (Foreign)	2,827,300	2,182
*	PTT PCL (Foreign)	628,000	1,120
	CP ALL PCL (Foreign)	402,776	1,108
	Bangkok Airways PCL	2,019,438	972
*	Precious Shipping PCL	1,780,877	747
*	Supalai PCL	1,005,695	738
	Land & Houses PCL	1,724,300	600
	Central Pattana PCL	203,300	519
			12,812
Turkey (1.0%)
	Akbank Turk AS	1,879,673	3,911
	Haci Omer Sabanci
	Holding AS (Bearer)	899,954	2,128
	Tupras Turkiye Petrol
	Rafinerileri AS	25,747	658
	KOC Holding AS	116,217	393
*,2	MLP Saglik Hizmetleri
	AS	57,324	239
			7,329
United Arab Emirates (0.7%)
	Union National Bank
	PJSC	3,659,826	3,684
	Dubai Financial Market
	PJSC	4,844,579	1,290
	Abu Dhabi National Oil
	Co. for Distribution
	PJSC	468,375	312
			5,286

17

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
United Kingdom (3.0%)
	Standard Chartered plc	389,740	4,094
	Standard Chartered plc	281,357	2,958
*	Tullow Oil plc	724,891	2,269
*	KAZ Minerals plc	161,550	2,041
	Anglo American plc	80,300	1,889
	Old Mutual plc	479,738	1,653
	Antofagasta plc	114,474	1,530
	Coca-Cola HBC AG	39,346	1,318
	Petrofac Ltd.	147,174	1,221
*	Bank of Cyprus Holdings
	plc	432,446	996
*	Ophir Energy plc	907,227	752
	O’Key Group SA GDR	291,808	654
	Hikma Pharmaceuticals plc	21,480	379
*,2	DP Eurasia NV	132,464	345
	Commercial International
	Bank Egypt SAE GDR	52,890	271
*	Petra Diamonds Ltd.	122,886	115
			22,485
United States (4.0%)
	Genpact Ltd.	118,815	3,789
4	Vanguard FTSE Emerging
	Markets ETF	81,969	3,744
	Hollysys Automation
	Technologies Ltd.	143,184	3,159
	Millicom International
	Cellular SA	47,640	3,156
	Cosan Ltd.	311,754	3,142
*	Azul SA ADR	72,081	2,234
	Cognizant Technology
	Solutions Corp. Class A	26,803	2,193
*	Kosmos Energy Ltd.	301,919	2,125
*	Luxoft Holding Inc. Class A	52,533	2,120
	Southern Copper Corp.	29,372	1,551
*	Flex Ltd.	102,148	1,328
*	Yandex NV Class A	17,733	592
*	Pampa Energia SA ADR	6,091	347
*	Kulicke & Soffa Industries
	Inc.	12,697	291
*	Loma Negra Cia Industrial
	Argentina SA ADR	9,574	199
			29,970
Total Common Stocks
(Cost $618,671)			710,235
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.3%)
[5,6]	Vanguard Market
	Liquidity Fund, 1.886%	316,308	31,631

	Face	Market
	Amount	Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.3%)
7 United States Treasury Bill,
1.446%, 5/31/18	2,350	2,347
Total Temporary Cash Investments
(Cost $33,974)		33,978
Total Investments (100.3%)
(Cost $652,645)		744,213
Other Assets and Liabilities (-0.3%)
Other Assets		5,446
Liabilities [6]		(8,007)
		(2,561)
Net Assets (100%)
Applicable to 32,305,442 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		741,652
Net Asset Value Per Share		$22.96

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		708,838
Affiliated Vanguard Funds		35,375
Total Investments in Securities		744,213
Investments in Vanguard		42
Receivables for Investment Securities Sold		1,395
Receivables for Accrued Income		1,162
Receivables for Capital Shares Issued		693
Other Assets		2,154
Total Assets		749,659
Liabilities
Payables for Investment
Securities Purchased		2,437
Collateral for Securities on Loan		1,910
Payables to Investment Advisor		1,089
Payables for Capital Shares Redeemed		1,911
Payables to Vanguard		466
Variation Margin Payable—Futures Contracts 194
Total Liabilities		8,007
Net Assets		741,652

18

Emerging Markets Select Stock Fund

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	648,601
Undistributed Net Investment Income	300
Accumulated Net Realized Gains	2,095
Unrealized Appreciation (Depreciation)
Investment Securities	91,568
Futures Contracts	(889)
Foreign Currencies	(23)
Net Assets	741,652

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,702,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.9% and 1.4%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate value of these securities was $6,578,000, representing 0.9% of
net assets.
3 Security value determined using significant
unobservable inputs.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Includes $1,910,000 of collateral received for securities
on loan.
7 Securities with a value of $1,498,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

19

Emerging Markets Select Stock Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	June 2018	408	23,505	(889)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	5,038
Dividends—Affiliated Issuers	42
Interest—Unaffiliated Issuers	18
Interest—Affiliated Issuers	302
Securities Lending—Net	6
Total Income	5,406
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,936
Performance Adjustment	123
The Vanguard Group—Note C
Management and Administrative	1,145
Marketing and Distribution	70
Custodian Fees	245
Shareholders’ Reports and Proxy	7
Trustees’ Fees and Expenses	1
Total Expenses	3,527
Expenses Paid Indirectly	(9)
Net Expenses	3,518
Net Investment Income	1,888
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	13,621
Investment Securities Sold—Affiliated Issuers	216
Futures Contracts	2,642
Foreign Currencies	(126)
Realized Net Gain (Loss)	16,353
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	2,549
Investment Securities—Affiliated Issuers	(141)
Futures Contracts	(1,222)
Foreign Currencies	(24)
Change in Unrealized Appreciation (Depreciation)	1,162
Net Increase (Decrease) in Net Assets Resulting from Operations	19,403
1 Dividends are net of foreign withholding taxes of $580,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,888	9,673
Realized Net Gain (Loss)	16,353	18,865
Change in Unrealized Appreciation (Depreciation)	1,162	79,670
Net Increase (Decrease) in Net Assets Resulting from Operations	19,403	108,208
Distributions
Net Investment Income	(10,297)	(4,709)
Realized Capital Gain	—	—
Total Distributions	(10,297)	(4,709)
Capital Share Transactions
Issued	215,138	336,874
Issued in Lieu of Cash Distributions	9,303	4,315
Redeemed	(137,738)	(138,023)
Net Increase (Decrease) from Capital Share Transactions	86,703	203,166
Total Increase (Decrease)	95,809	306,665
Net Assets
Beginning of Period	645,843	339,178
End of Period[1]	741,652	645,843
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $300,000 and $8,860,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.56	$18.27	$16.48	$20.13	$20.37	$18.73
Investment Operations
Net Investment Income	. 060[1]	.413[1]	.234	.290	.264	.303[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.691	4.129	1.840	(3.685)	(.242)	1.567
Total from Investment Operations	.751	4.542	2.074	(3.395)	.022	1.870
Distributions
Dividends from Net Investment Income	(. 351)	(. 252)	(. 284)	(. 255)	(. 262)	(. 230)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 351)	(. 252)	(. 284)	(. 255)	(. 262)	(. 230)
Net Asset Value, End of Period	$22.96	$22.56	$18.27	$16.48	$20.13	$20.37

Total Return[2]	3.38%	25.28%	12.95%	-16.99%	0.15%	10.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$742	$646	$339	$259	$311	$223
Ratio of Total Expenses to
Average Net Assets[3]	0.97%	0.92%	0.90%	0.93%	0.96%	0.94%
Ratio of Net Investment Income to
Average Net Assets	0.44%	2.04%	1.57%	1.59%	1.53%	1.55%
Portfolio Turnover Rate	51%	44%	46%	49%	54%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.01%), (0.03%), 0.00%, 0.04%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Emerging Markets Select Stock Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

25

Emerging Markets Select Stock Fund

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Wellington Management Company LLP, Pzena Investment Management, LLC, Oaktree Capital Management L.P., and M&G Investment Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Pzena Investment Management, LLC, Oaktree Capital Management L.P., and M&G Investment Management Limited, are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.53% of the fund’s average net assets, before an increase of $123,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $42,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended April 30, 2018, custodian fee offset arrangements reduced the fund’s expenses by $9,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26

Emerging Markets Select Stock Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	108,623	3,156	—
Common Stocks—Other	67,784	530,055	617
Temporary Cash Investments	31,631	2,347	—
Futures Contracts—Liabilities[1]	(194)	—	—
Total	207,844	535,558	617
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $32,924,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period.

Additionally, based on values on the date of transfer, securities valued at $44,984,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $13,788,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2018, the cost of investment securities for tax purposes was $653,314,000. Net unrealized appreciation of investment securities for tax purposes was $90,899,000, consisting of unrealized gains of $122,523,000 on securities that had risen in value since their purchase and $31,624,000 in unrealized losses on securities that had fallen in value since their purchase.

27

Emerging Markets Select Stock Fund

G. During the six months ended April 30, 2018, the fund purchased $262,789,000 of investment securities and sold $174,442,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	9,122	16,819
Issued in Lieu of Cash Distributions	417	250
Redeemed	(5,863)	(7,006)
Net Increase (Decrease) in Shares Outstanding	3,676	10,063

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				April 30,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	37,394	NA1	NA1	(7)	3	302	—	31,631
Vanguard FTSE
Emerging Markets ETF	7,249	9,636	13,220	223	(144)	42	—	3,744
Total	44,643			216	(141)	344	—	35,375
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$1,033.76	$4.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.40	4.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.97%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

30

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Emerging Markets Select Stock Fund has renewed the fund’s investment advisory arrangements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and that advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management since its inception in 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

M&G. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor focuses on four areas in which investors tend to misprice returns: (1) external change, or companies benefiting from long-term structural trends; (2) internal change, or companies that are restructuring and improving capital allocation; (3) asset growth, or companies investing heavily in R&D to support innovation and sustainably high returns; and (4) quality, or companies that are well-managed and have high sustainable returns. M&G has advised a portion of the fund since the fund’s inception.

Oaktree. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. The portfolio managers each have over 20 years of investment experience and are supported by an analyst team focused only on emerging markets equity investing. The team’s fundamental research focuses on companies with strong cash flow generation and attractive returns on capital, seeking to purchase these companies at

31

favorable valuations. The team emphasizes developing in-depth industry knowledge by traveling extensively to meet with company management. Oaktree has advised a portion of the fund since the fund’s inception.

Pzena. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. The advisor employs in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate earnings recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has advised a portion of the fund since the fund’s inception.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio managers allocate the assets in Wellington Management’s portion of the fund to a team of investment professionals who are primarily global industry analysts. The relative size of each analyst’s subportfolio is roughly proportional to the weight of the analyst’s coverage universe in the fund’s benchmark. This structure is designed to enable the analysts to add value through in-depth fundamental research and understanding of their respective industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the performance of the fund and each advisor since the fund’s inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of M&G, Oaktree, Pzena, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

32

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

34

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7522 062018

Semiannual Report | April 30, 2018

Vanguard Alternative Strategies Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Results of Proxy Voting.	7
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	32
Trustees Approve Advisory Arrangement.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Alternative Strategies Fund returned –1.35% for the six months ended April 30, 2018. Its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned 2.76%.

• The fund seeks to generate returns using a combination of six alternative strategies that are expected to have low correlation with traditional capital markets. These strategies are: long/short equity, event-driven, fixed income, currencies, commodity-linked investments, and equity futures. The fund’s total return is expected to have lower volatility than that of the overall U.S. stock market.

• The biggest driver of performance was our positioning in fixed income futures, which produced the largest losses. Our currency and equity futures strategies were positive contributors; our commodity strategy did not have a significant impact.

• The diversification resulting from the fund’s variety of exposures helped reduce overall volatility. On an annualized basis, the volatility of the fund’s daily returns averaged 3.27%, versus 15.63% for those of the broad U.S. stock market.

Total Returns: Six Months Ended April 30, 2018
Total
Returns
Vanguard Alternative Strategies Fund	-1.35%
FTSE 3-month U.S. T-Bill Index + 4%	2.76

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I also found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. We have lowered the costs of investing for our shareholders significantly. And we’re proud of the performance of our funds.

Vanguard is built for Vanguard investors—we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I’ll keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make

Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
May 16, 2018

Market Barometer
			Total Returns
		Periods Ended April 30, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	3.83%	13.17%	12.84%
Russell 2000 Index (Small-caps)	3.27	11.54	11.74
Russell 3000 Index (Broad U.S. market)	3.79	13.05	12.75
FTSE All-World ex US Index (International)	3.72	15.84	5.85

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.87%	-0.32%	1.47%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.97	1.56	2.44
Citigroup Three-Month U.S. Treasury Bill Index	0.67	1.16	0.32

CPI
Consumer Price Index	1.57%	2.46%	1.50%

Advisor’s Report

For the six months ended April 30, 2018, Vanguard Alternative Strategies Fund returned –1.35%, trailing the performance of its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, which returned 2.76%.

Investment objective and strategy

The objective of the Alternative Strategies Fund is to generate positive returns that have a low correlation with the returns of more traditional asset classes such as stocks and bonds and that are less volatile than the overall U.S. stock market. The fund seeks to meet its objective by using a combination of six alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets. This should produce a portfolio with lower volatility than that of the overall U.S. stock market.

In addition, the fund can use leverage as it seeks to match the expected risk profile for each strategy. Our leverage targets are subject to internal limits. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.

The strategies the fund currently employs are:

• Long/short equity: This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/ acquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income: This approach seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily). We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

• Currencies: The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

• Commodity-linked investments: This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.

• Equity futures: Near the end of the period, a sixth investment strategy was added that uses long and short positions in global equity index futures to capture excess return opportunities. This strategy seeks to benefit from global differences in market and fundamental characteristics by buying equity index futures with strong characteristics and selling equity index futures with poor characteristics.

Investment environment

The period opened with global equities posting positive returns. In the United States, encouraging economic fundamentals, tax-law changes, and low inflation boosted investor sentiment. Europe continued on a path of broad improvement, including high employment and manufacturing activity and elevated consumer confidence. Developed markets in the Asia-Pacific region also rallied, helped by economic and business activity in Japan and Singapore.

As 2018 began, positive economic momentum continued against a backdrop of rising volatility and central bank hawkishness. In the United States, companies began to respond to a new tax law, and strong earnings announcements moved the Standard & Poor’s 500 Index to a record high at the end of January. Developed Europe and Asia-Pacific equities also rose, fueled by improvement in macroeconomic fundamentals.

February brought a sudden change in market sentiment, and investors saw the return of volatility after an unusually long period of calm. From a macroeconomic perspective, it seems that the markets finally realized that the U.S. tax cuts and large government spending package posed upside risks to inflation and could hasten the Federal Reserve’s next interest rate hike (This is on top of pro-growth deregulation.) These stimulus efforts, along with strong economic fundamentals, spurred some of the spike in volatility, as inflation and interest-rate concerns grew.

Successes and shortfalls

Although it’s important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of market performance while controlling volatility. The fund underperformed its benchmark, but it did achieve low correlations with more traditional asset classes; the correlations of its daily returns with the equity and bond markets were 0.40 and 0.33, respectively. The fund also achieved lower volatility than the overall U.S. stock market.

The largest driver of performance during the period was our positioning in fixed income investments, which produced the fund’s biggest losses. Our event-driven and long/short positions produced more modest losses. Our exposure to currencies added diversification to the portfolio, and this helped reduce volatility.

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market. We look forward to serving our investors in the future.

Portfolio Managers:

Anatoly Shtekhman, CFA

Fei Xu, CFA

Vanguard Quantitative Equity Group

May 18, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	254,575,796	8,033,187	96.9%
Emerson U. Fullwood	254,454,697	8,154,286	96.9%
Amy Gutmann	254,177,462	8,431,521	96.8%
JoAnn Heffernan Heisen	254,714,031	7,894,951	97.0%
F. Joseph Loughrey	254,633,918	7,975,065	97.0%
Mark Loughridge	254,534,475	8,074,507	96.9%
Scott C. Malpass	254,514,046	8,094,936	96.9%
F. William McNabb III	254,640,222	7,968,761	97.0%
Deanna Mulligan	254,832,344	7,776,639	97.0%
André F. Perold	253,863,549	8,745,433	96.7%
Sarah Bloom Raskin	254,398,748	8,210,235	96.9%
Peter F. Volanakis	254,609,402	7,999,581	97.0%
* Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Alternative Strategies Fund	12,525,432	0	0	0	100.0%

Alternative Strategies Fund

Fund Profile
As of April 30, 2018

Fund Characteristics
Ticker Symbol	VASFX
Total Expense Ratio[1]	0.79%
Management Expenses	0.26%
Dividend Expenses on Securities
Sold Short[2]	0.44%
Borrowing Expenses on Securities
Sold Short[2]	0.00%
Other Expenses	0.09%
Turnover Rate (Annualized)	150%
Short-Term Reserves	28.4%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	292	178
Median Market Cap	$5.5B	$7.4B
Price/Earnings Ratio	22.0x	13.6x
Price/Book Ratio	2.6x	1.9x
Return on Equity	8.5%	5.2%
Earnings Growth
Rate	7.5%	8.5%
Foreign Holdings	11.7%	0.3%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	11.6%	17.2%
Consumer Staples	3.0	2.2
Energy	3.0	23.3
Financials	13.6	9.0
Health Care	15.0	10.9
Industrials	15.4	8.3
Information Technology	20.3	17.0
Materials	4.5	3.3
Real Estate	4.7	1.6
Telecommunication Services	0.2	2.6
Utilities	8.7	4.6

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

1 The total expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2018, the annualized expense ratio was 0.62%.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock.
When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Alternative Strategies Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio

RSP Permian Inc.	Oil & Gas Exploration
	& Production	1.2%
Analogic Corp.	Health Care
	Equipment	1.1
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	1.1
Avexis Inc.	Biotechnology	1.1
Infinity Property &	Property & Casualty
Casualty Corp.	Insurance	1.1
General Cable Corp.	Electrical
	Components &
	Equipment	1.1
Orbital ATK Inc.	Aerospace &
	Defense	1.1
AmTrust Financial	Property & Casualty
Services Inc.	Insurance	1.1
Avista Corp.	Multi-Utilities	1.1
Blackhawk Network	Data Processing &
Holdings Inc.	Outsourced Services	1.1
Top Ten		11.1%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio

Concho Resources Inc.	Oil & Gas
	Exploration &
	Production	1.3%
McDermott International	Oil & Gas
Inc.	Equipment &
	Services	1.1
Kemper Corp.	Multi-Line
	Insurance	0.7
Marvell Technology
Group Ltd.	Semiconductors	0.6
Dominion Energy Inc.	Multi-Utilities	0.5
KLA-Tencor Corp.	Semiconductor
	Equipment	0.4
Penn National Gaming
Inc.	Casinos & Gaming	0.4
AT&T Inc.	Integrated
	Telecommunication
	Services	0.4
Lumentum Holdings Inc.	Communications
	Equipment	0.4
United Technologies	Aerospace &
Corp.	Defense	0.3
Top Ten		6.1%

1 The holdings listed exclude any temporary cash investments and equity index products.

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 11, 2015, Through April 30, 2018

Note: For 2018, performance data reflect the six months ended April 30, 2018.

Average Annual Total Returns: Periods Ended March 31, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Alternative Strategies Fund	8/11/2015	-0.05%	1.98%

See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund

Consolidated Financial Statements (unaudited)

Consolidated Statement of Net Assets
As of April 30, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (62.2%)
Consumer Discretionary (7.2%)
*	Pinnacle Entertainment
	Inc.	100,000	3,212
*	Yoox Net-A-Porter
	Group SPA	62,000	2,837
	Sky plc	142,835	2,710
	Mantra Group Ltd.	885,000	2,628
	Time Warner Inc.	26,000	2,465
	Tribune Media Co.
	Class A	63,000	2,381
	Finish Line Inc. Class A	120,000	1,628
†	McDonald’s Corp.	1,874	314
†	Home Depot Inc.	1,653	305
	Yum! Brands Inc.	3,417	298
*	Madison Square Garden
	Co. Class A	1,204	293
	Choice Hotels
	International Inc.	3,645	292
	Garmin Ltd.	4,966	291
	Hilton Worldwide
	Holdings Inc.	3,650	288
	Service Corp.
	International	7,821	285
	Walt Disney Co.	2,807	282
	Graham Holdings Co.
	Class B	466	281
	Carnival Corp.	4,391	277
	Marriott International
	Inc. Class A	2,022	276
*	Bright Horizons Family
	Solutions Inc.	2,844	270
	Vail Resorts Inc.	1,172	269
	Aramark	7,154	267
	Cable One Inc.	404	257
*	Mohawk Industries Inc.	1,107	232
	Starbucks Corp.	4,000	230

	John Wiley & Sons Inc.
	Class A	3,260	215
	Comcast Corp. Class A	4,948	155
	Leggett & Platt Inc.	3,596	146
			23,384
Consumer Staples (1.9%)
	Lamb Weston Holdings
	Inc.	4,854	317
*	US Foods Holding Corp.	8,877	303
	Constellation Brands Inc.
	Class A	1,301	303
	Coca-Cola Co.	6,892	298
	Estee Lauder Cos. Inc.
	Class A	2,010	298
	Kimberly-Clark Corp.	2,774	287
	Church & Dwight Co.
	Inc.	6,172	285
	Sysco Corp.	4,520	283
	McCormick & Co. Inc.	2,642	279
	Pinnacle Foods Inc.	4,573	276
	Procter & Gamble Co.	3,809	276
	Colgate-Palmolive Co.	4,211	275
	PepsiCo Inc.	2,718	274
	Mondelez International
	Inc. Class A	6,879	272
	Clorox Co.	2,277	267
	Hershey Co.	2,875	264
	Ingredion Inc.	2,169	263
	Kraft Heinz Co.	4,232	239
	Conagra Brands Inc.	6,321	234
	Campbell Soup Co.	5,348	218
	Altria Group Inc.	3,758	211
	Philip Morris
	International Inc.	2,444	200
	Walgreens Boots
	Alliance Inc.	1,612	107
			6,029

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Energy (1.8%)
*	RSP Permian Inc.	81,000	4,018
†	Phillips 66	3,047	339
	Valero Energy Corp.	2,970	330
	Chevron Corp.	2,520	315
	Occidental Petroleum
	Corp.	3,971	307
	Exxon Mobil Corp.	3,591	279
	Schlumberger Ltd.	3,634	249
	Kinder Morgan Inc.	9,638	153
			5,990
Financials (8.4%)
	Infinity Property &
	Casualty Corp.	27,208	3,591
	AmTrust Financial
	Services Inc.	277,000	3,571
	XL Group Ltd.	63,000	3,502
*	PHH Corp.	329,270	3,494
	Validus Holdings Ltd.	51,000	3,456
	Stewart Information
	Services Corp.	24,000	1,001
	Allstate Corp.	3,127	306
	Arthur J Gallagher & Co.	4,366	306
	Loews Corp.	5,799	304
	American Express Co.	3,055	302
	Aflac Inc.	6,614	301
	American Financial
	Group Inc.	2,653	300
	Brown & Brown Inc.	10,850	295
†	Progressive Corp.	4,896	295
	Starwood Property
	Trust Inc.	14,046	294
	Nasdaq Inc.	3,328	294
	S&P Global Inc.	1,558	294
	White Mountains
	Insurance Group Ltd.	339	293
	Aon plc	2,058	293
*	Markel Corp.	258	292
	Marsh & McLennan
	Cos. Inc.	3,542	289
	Torchmark Corp.	3,252	282
*	Berkshire Hathaway Inc.
	Class B	1,436	278
	WR Berkley Corp.	3,709	277
	Hartford Financial
	Services Group Inc.	5,087	274
	MFA Financial Inc.	36,100	271
	Chubb Ltd.	1,923	261
	Old Republic
	International Corp.	12,716	259
	Willis Towers Watson plc	1,730	257
	AGNC Investment Corp.	13,080	247
	SEI Investments Co.	3,904	247
	Erie Indemnity Co.
	Class A	2,078	243

*	Arch Capital Group Ltd.	2,990	240
	Annaly Capital
	Management Inc.	23,028	239
	US Bancorp	4,583	231
	Travelers Cos. Inc.	1,723	227
	American International
	Group Inc.	3,742	210
	First American Financial
	Corp.	3,184	163
	TFS Financial Corp.	9,278	138
			27,417
Health Care (9.3%)
	Analogic Corp.	44,000	3,656
*	Avexis Inc.	17,000	3,615
*	Ablynx NV	55,000	2,965
	Sirtex Medical Ltd.	137,000	2,865
*	TiGenix NV	1,331,880	2,835
*	NxStage Medical Inc.	95,100	2,532
*	Viralytics Ltd.	1,000,000	1,288
*	Express Scripts
	Holding Co.	16,000	1,211
	Aetna Inc.	6,000	1,074
*	iKang Healthcare
	Group Inc. ADR	50,000	997
	LifeHealthcare
	Group Ltd.	300,000	817
	Anthem Inc.	1,347	318
	Stryker Corp.	1,857	315
	Eli Lilly & Co.	3,838	311
	STERIS plc	3,255	308
*	Laboratory Corp. of
	America Holdings	1,791	306
	UnitedHealth Group Inc.	1,291	305
	Bio-Techne Corp.	1,997	301
	Becton Dickinson
	and Co.	1,299	301
	Pfizer Inc.	8,158	299
	Zoetis Inc.	3,558	297
	Baxter International Inc.	4,235	294
	Medtronic plc	3,639	292
	Thermo Fisher Scientific
	Inc.	1,365	287
	Danaher Corp.	2,825	283
	Abbott Laboratories	4,871	283
	Agilent Technologies Inc.	4,110	270
	Johnson & Johnson	2,130	269
*	IQVIA Holdings Inc.	2,793	268
*	Mettler-Toledo
	International Inc.	470	263
	Quest Diagnostics Inc.	2,562	259
	PerkinElmer Inc.	3,195	234
*	Boston Scientific Corp.	7,551	217
*	Premier Inc. Class A	1,499	50
*	Kindred Healthcare Inc.	3,100	28
			30,213

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Industrials (9.6%)
	General Cable Corp.	121,000	3,588
	Orbital ATK Inc.	27,000	3,574
	Chicago Bridge & Iron
	Co. NV	228,000	3,443
	Rockwell Collins Inc.	24,000	3,181
	Aecon Group Inc.	160,000	2,249
	Student Transportation
	Inc.	280,000	2,094
*	Sparton Corp.	112,000	2,069
	Hardinge Inc.	101,359	1,859
	Tox Free Solutions Ltd.	233,249	604
*	Verisk Analytics Inc.
	Class A	2,876	306
	BWX Technologies Inc.	4,422	300
*	IHS Markit Ltd.	6,044	297
	Expeditors International
	of Washington Inc.	4,638	296
†	CH Robinson
	Worldwide Inc.	3,212	296
	Harris Corp.	1,838	287
	United Technologies
	Corp.	2,335	281
	Rollins Inc.	5,771	280
	Raytheon Co.	1,362	279
	Watsco Inc.	1,666	279
	Xylem Inc.	3,825	279
	Roper Technologies Inc.	1,054	278
	Republic Services Inc.
	Class A	4,303	278
	Honeywell International
	Inc.	1,907	276
	IDEX Corp.	2,050	274
	Allegion plc	3,519	272
	Northrop Grumman Corp.	839	270
	Waste Management Inc.	3,271	266
	Fortive Corp.	3,770	265
	AMETEK Inc.	3,744	261
	Lockheed Martin Corp.	812	260
	KAR Auction Services
	Inc.	5,008	260
	General Dynamics Corp.	1,282	258
	Illinois Tool Works Inc.	1,800	256
	Hogg Robinson Group
	plc	156,940	255
	Toro Co.	4,323	252
	Stanley Black & Decker
	Inc.	1,773	251
	3M Co.	1,273	247
	JB Hunt Transport
	Services Inc.	2,013	236
	Hubbell Inc. Class B	2,182	227
	Snap-on Inc.	1,429	208
	Cummins Inc.	477	76
			31,067

Information Technology (12.7%)
*	Blackhawk Network
	Holdings Inc.	78,000	3,502
*	VeriFone Systems Inc.	151,800	3,493
*	CommerceHub Inc.	153,000	3,469
*	Microsemi Corp.	53,000	3,429
	Gemalto NV	55,000	3,312
*	Orbotech Ltd.	54,000	3,155
*	MuleSoft Inc. Class A	68,000	3,031
*	NXP Semiconductors
	NV	28,000	2,937
*	Oclaro Inc.	360,000	2,851
*	Cavium Inc.	38,000	2,850
*	Sigma Designs Inc.	172,100	1,084
†	Intuit Inc.	1,707	315
	Visa Inc. Class A	2,457	312
*	CoreLogic Inc.	6,282	311
*	Tyler Technologies Inc.	1,387	304
*	salesforce.com Inc.	2,504	303
	Mastercard Inc.
	Class A	1,682	300
	Cisco Systems Inc.	6,762	300
	Cognizant Technology
	Solutions Corp. Class A	3,650	299
†	Microsoft Corp.	3,172	297
	Broadridge Financial
	Solutions Inc.	2,759	296
	Amdocs Ltd.	4,391	295
*	VeriSign Inc.	2,453	288
*	Fiserv Inc.	4,056	287
*	Synopsys Inc.	3,279	280
	Jack Henry &
	Associates Inc.	2,339	279
	FLIR Systems Inc.	5,174	277
	CDW Corp.	3,848	274
	Genpact Ltd.	8,601	274
†	Accenture plc Class A	1,814	274
	Fidelity National
	Information Services
	Inc.	2,852	271
	Paychex Inc.	4,436	269
	International Business
	Machines Corp.	1,815	263
*	EchoStar Corp. Class A	4,974	261
	Amphenol Corp. Class A	3,114	261
	Corning Inc.	9,165	248
	Motorola Solutions Inc.	2,180	239
	National Instruments
	Corp.	5,809	238
	CDK Global Inc.	3,252	212
	Western Union Co.	8,834	175
			41,115

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Materials (2.8%)
	Monsanto Co.	29,000	3,636
	Ecolab Inc.	2,160	313
	Praxair Inc.	2,009	306
	WR Grace & Co.	4,451	305
	Ball Corp.	7,579	304
	Silgan Holdings Inc.	10,458	294
	Avery Dennison Corp.	2,780	291
	Air Products &
	Chemicals Inc.	1,793	291
	AptarGroup Inc.	3,104	290
	RPM International Inc.	5,988	289
	Eastman Chemical Co.	2,830	289
	Packaging Corp. of
	America	2,488	288
	Sonoco Products Co.	5,568	286
	Ashland Global
	Holdings Inc.	4,243	281
	PPG Industries Inc.	2,633	279
*	Berry Global Group Inc.	5,046	277
	Sherwin-Williams Co.	749	275
*	Crown Holdings Inc.	5,385	268
	NewMarket Corp.	692	263
	International Flavors &
	Fragrances Inc.	1,420	201
			9,026
Other (0.0%)
*,1	Dyax Corp. CVR
	Exp. 12/31/2019	28,700	57

Real Estate (2.9%)
	Pure Industrial Real
	Estate Trust	470,000	2,958
	UDR Inc.	8,557	309
	WP Carey Inc.	4,823	308
	American Homes 4
	Rent Class A	15,035	304
	Columbia Property
	Trust Inc.	14,128	302
	Duke Realty Corp.	11,060	300
	AvalonBay
	Communities Inc.	1,834	299
	Brandywine Realty Trust	18,538	298
	Equity LifeStyle
	Properties Inc.	3,343	298
	Invitation Homes Inc.	12,858	297
*	Equity Commonwealth	9,548	296
*	Howard Hughes Corp.	2,186	296
	Gaming and Leisure
	Properties Inc.	8,578	294
	Douglas Emmett Inc.	7,852	292

Park Hotels & Resorts
Inc.	10,102	291
Liberty Property Trust	6,874	287
Equity Residential	4,615	285
Sun Communities Inc.	2,972	279
Essex Property Trust Inc.	1,047	251
Camden Property Trust	2,838	242
Mid-America Apartment
Communities Inc.	2,528	231
Apple Hospitality REIT
Inc.	12,839	231
Welltower Inc.	4,321	231
Highwoods Properties
Inc.	4,560	201
Simon Property Group
Inc.	657	103
		9,483
Telecommunication Services (0.2%)
TDC A/S	40,000	325
AT&T Inc.	5,852	192
		517
Utilities (5.4%)
Avista Corp.	68,000	3,527
WGL Holdings Inc.	39,103	3,328
Vectren Corp.	33,600	2,361
SCANA Corp.	40,000	1,471
Connecticut Water
Service Inc.	10,000	680
Atmos Energy Corp.	3,630	315
Xcel Energy Inc.	6,684	313
Duke Energy Corp.	3,899	313
WEC Energy Group Inc.	4,854	312
Consolidated Edison Inc.	3,890	312
American Electric
Power Co. Inc.	4,418	309
Eversource Energy	5,030	303
NextEra Energy Inc.	1,846	303
CMS Energy Corp.	6,367	300
Westar Energy Inc.
Class A	5,475	297
Dominion Energy Inc.	4,357	290
DTE Energy Co.	2,694	284
Sempra Energy	2,492	279
Hawaiian Electric
Industries Inc.	7,961	276
CenterPoint Energy Inc.	10,788	273
UGI Corp.	5,253	254
Southern Co.	5,447	251
Alliant Energy Corp.	5,767	248
Ameren Corp.	3,500	205
American Water Works
Co. Inc.	2,309	200

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Pinnacle West Capital
	Corp.	2,316	186
	Aqua America Inc.	5,158	181
	PPL Corp.	5,123	149
	Avangrid Inc.	2,317	122
			17,642
Total Common Stocks—
Long Positions (Cost $193,789)			201,940
Common Stocks Sold Short (-20.7%)
Consumer Discretionary (-3.6%)
*	Penn National Gaming
	Inc.	(42,000)	(1,273)
	Sinclair Broadcast
	Group Inc. Class A	(14,490)	(411)
*	Lululemon Athletica Inc.	(3,708)	(370)
*	Michael Kors Holdings
	Ltd.	(4,750)	(325)
	Expedia Group Inc.	(2,789)	(321)
*	Floor & Decor Holdings
	Inc. Class A	(5,759)	(320)
*	Urban Outfitters Inc.	(7,884)	(317)
*	Discovery
	Communications Inc.	(14,186)	(315)
	Macy’s Inc.	(10,128)	(315)
	Wynn Resorts Ltd.	(1,683)	(313)
*	Chipotle Mexican Grill
	Inc. Class A	(734)	(311)
*	Liberty Expedia
	Holdings Inc. Class A	(7,597)	(310)
	International Game
	Technology plc	(10,753)	(304)
	Best Buy Co. Inc.	(3,945)	(302)
	Newell Brands Inc.	(10,783)	(298)
	H&R Block Inc.	(10,728)	(297)
*	Sally Beauty Holdings
	Inc.	(17,135)	(296)
	Ralph Lauren Corp.
	Class A	(2,648)	(291)
*	Netflix Inc.	(928)	(290)
*	O’Reilly Automotive Inc.	(1,106)	(283)
	Foot Locker Inc.	(6,565)	(283)
	Viacom Inc. Class B	(9,353)	(282)
	Dick’s Sporting Goods
	Inc.	(8,510)	(282)
	Advance Auto Parts Inc.	(2,452)	(281)
	Kohl’s Corp.	(4,409)	(274)
	Gap Inc.	(9,163)	(268)
*	TripAdvisor Inc.	(7,104)	(266)
	Goodyear Tire &
	Rubber Co.	(10,288)	(258)

*	Qurate Retail Group Inc.
	QVC Group Class A	(10,553)	(247)
*	Wayfair Inc.	(3,959)	(247)
*	Liberty Media Corp-
	Liberty Formula One	(8,294)	(245)
	Adient plc	(3,870)	(237)
*	Michaels Cos. Inc.	(12,475)	(232)
	Bed Bath & Beyond Inc.	(13,114)	(229)
	Thor Industries Inc.	(2,093)	(222)
	L Brands Inc.	(6,240)	(218)
*	Skechers U. S. A. Inc.
	Class A	(7,561)	(215)
			(11,548)
Consumer Staples (-0.6%)
	CVS Health Corp.	(5,026)	(351)
*	TreeHouse Foods Inc.	(7,853)	(302)
*	Sprouts Farmers
	Market Inc.	(12,041)	(301)
	Bunge Ltd.	(3,921)	(283)
	Coty Inc. Class A	(15,940)	(277)
	Kroger Co.	(10,427)	(263)
*	Hain Celestial Group Inc.	(1,546)	(45)
			(1,822)
Energy (-4.8%)
*	Concho Resources Inc.	(25,920)	(4,075)
*	McDermott
	International Inc.	(563,663)	(3,720)
	SM Energy Co.	(16,043)	(384)
*	Laredo Petroleum Inc.	(33,368)	(367)
	Whiting Petroleum Corp.	(8,759)	(358)
*	WPX Energy Inc.	(20,776)	(355)
*	QEP Resources Inc.	(28,375)	(346)
*	Newfield Exploration Co.	(11,568)	(345)
	Patterson-UTI Energy
	Inc.	(15,860)	(340)
	PBF Energy Inc. Class A	(8,778)	(336)
*	Continental Resources
	Inc.	(5,058)	(334)
*	Kosmos Energy Ltd.	(46,843)	(330)
	Devon Energy Corp.	(9,054)	(329)
	Hess Corp.	(5,665)	(323)
	Oceaneering
	International Inc.	(15,115)	(321)
*	Parsley Energy Inc.
	Class A	(10,454)	(314)
*	Extraction Oil & Gas Inc.	(22,169)	(313)
	Marathon Oil Corp.	(16,848)	(307)
	Apache Corp.	(7,332)	(300)
	Noble Energy Inc.	(8,701)	(294)
*	Gulfport Energy Corp.	(30,736)	(286)
	CNX Resources Corp.	(18,976)	(282)
*	Transocean Ltd.	(22,686)	(281)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Nabors Industries Ltd.	(36,842)	(280)
*	Southwestern Energy Co.	(66,650)	(273)
	Range Resources Corp.	(19,704)	(273)
	World Fuel Services
	Corp.	(12,486)	(268)
			(15,734)
Financials (-1.9%)
	Kemper Corp.	(32,701)	(2,207)
*	SVB Financial Group	(1,164)	(349)
	TCF Financial Corp.	(13,067)	(324)
	Santander Consumer
	USA Holdings Inc.	(17,099)	(316)
	Popular Inc.	(6,681)	(309)
	PacWest Bancorp	(5,943)	(305)
*	SLM Corp.	(25,672)	(295)
	Webster Financial Corp.	(4,872)	(293)
*	OneMain Holdings Inc.	(9,360)	(289)
	FNF Group	(7,710)	(284)
	Navient Corp.	(21,397)	(284)
	Prosperity Bancshares
	Inc.	(3,948)	(283)
*	Brighthouse Financial
	Inc.	(5,102)	(259)
	Bank of the Ozarks	(5,425)	(254)
			(6,051)
Health Care (-2.1%)
	Cigna Corp.	(3,894)	(669)
*	Brookdale Senior Living
	Inc.	(43,493)	(315)
*	DexCom Inc.	(4,246)	(311)
*	Alexion Pharmaceuticals
	Inc.	(2,517)	(296)
*	Agios Pharmaceuticals
	Inc.	(3,491)	(293)
*	Envision Healthcare
	Corp.	(7,830)	(291)
*	Neurocrine Biosciences
	Inc.	(3,587)	(291)
*	Seattle Genetics Inc.	(5,471)	(280)
*	Bio-Rad Laboratories
	Inc. Class A	(1,100)	(279)
*	Veeva Systems Inc.
	Class A	(3,943)	(277)
*	Endo International plc	(48,090)	(276)
*	Vertex Pharmaceuticals
	Inc.	(1,794)	(275)
	Perrigo Co. plc	(3,498)	(273)
*	Acadia Healthcare Co.
	Inc.	(7,562)	(269)
*	Mylan NV	(6,891)	(267)
*	Regeneron
	Pharmaceuticals Inc.	(853)	(259)
*	Ionis Pharmaceuticals
	Inc.	(5,653)	(243)

*	athenahealth Inc.	(1,961)	(240)
*	Mallinckrodt plc	(17,308)	(225)
*	MEDNAX Inc.	(4,856)	(223)
*	Exelixis Inc.	(10,169)	(212)
*	DaVita Inc.	(3,305)	(207)
*	Alnylam
	Pharmaceuticals Inc.	(2,151)	(203)
*	Incyte Corp.	(3,148)	(195)
*	ACADIA
	Pharmaceuticals Inc.	(11,933)	(189)
*	Align Technology Inc.	(466)	(116)
			(6,974)
Industrials (-1.7%)
	United Technologies
	Corp.	(9,006)	(1,082)
	Macquarie
	Infrastructure Corp.	(8,049)	(305)
*	USG Corp.	(7,443)	(300)
*	HD Supply Holdings Inc.	(7,381)	(286)
	WW Grainger Inc.	(1,015)	(286)
*	XPO Logistics Inc.	(2,919)	(284)
	Timken Co.	(6,569)	(281)
	Equifax Inc.	(2,502)	(280)
*	Gardner Denver
	Holdings Inc.	(8,861)	(280)
*	WESCO International Inc.	(4,687)	(279)
	MSC Industrial Direct
	Co. Inc. Class A	(3,190)	(276)
*	Spirit Airlines Inc.	(7,229)	(258)
	Pitney Bowes Inc.	(24,325)	(249)
*	United Continental
	Holdings Inc.	(3,657)	(247)
	Acuity Brands Inc.	(2,024)	(242)
	American Airlines
	Group Inc.	(5,501)	(236)
	Terex Corp.	(6,382)	(233)
	Arconic Inc.	(10,859)	(193)
			(5,597)
Information Technology (-3.5%)
	Marvell Technology
	Group Ltd.	(95,335)	(1,912)
	KLA-Tencor Corp.	(13,500)	(1,373)
*	Lumentum Holdings Inc.	(22,896)	(1,155)
*	salesforce.com Inc.	(4,834)	(585)
	NetApp Inc.	(4,707)	(313)
*	FireEye Inc.	(17,211)	(311)
*	Palo Alto Networks Inc.	(1,589)	(306)
*	Manhattan Associates
	Inc.	(7,091)	(305)
*	Akamai Technologies
	Inc.	(4,128)	(296)
*	Atlassian Corp. plc
	Class A	(5,262)	(295)
*	Splunk Inc.	(2,841)	(292)

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Arista Networks Inc.	(1,089)	(288)
*	NCR Corp.	(9,289)	(286)
*	First Solar Inc.	(4,025)	(285)
*	Twitter Inc.	(9,336)	(283)
	NVIDIA Corp.	(1,219)	(274)
*	Autodesk Inc.	(2,175)	(274)
*	Square Inc.	(5,564)	(263)
	Lam Research Corp.	(1,386)	(257)
	Applied Materials Inc.	(5,095)	(253)
*	ON Semiconductor Corp.	(11,406)	(252)
*	Micron Technology Inc.	(5,362)	(247)
	Western Digital Corp.	(3,129)	(247)
*	Coherent Inc.	(1,419)	(239)
*	Take-Two Interactive
	Software Inc.	(2,381)	(237)
	Cypress Semiconductor
	Corp.	(15,515)	(226)
	Universal Display Corp.	(2,213)	(195)
*	Zillow Group Inc.
	Class A	(2,758)	(133)
	Cognex Corp.	(633)	(29)
			(11,411)
Materials (-0.7%)
	Tahoe Resources Inc.	(60,925)	(306)
	CF Industries Holdings
	Inc.	(7,803)	(303)
	Mosaic Co.	(11,056)	(298)
	Chemours Co.	(6,055)	(293)
*	Platform Specialty
	Products Corp.	(28,847)	(290)
*	Alcoa Corp.	(5,659)	(290)
	Freeport-McMoRan Inc.	(15,420)	(235)
	United States Steel Corp.	(6,858)	(232)
			(2,247)
Real Estate (-0.3%)
	DDR Corp.	(38,496)	(279)
	Taubman Centers Inc.	(4,949)	(277)
	CoreCivic Inc.	(13,468)	(272)
	Spirit Realty Capital Inc.	(29,656)	(239)
			(1,067)
Telecommunication Services (-0.5%)
	AT&T Inc.	(37,359)	(1,222)
	CenturyLink Inc.	(17,551)	(326)
*	Sprint Corp.	(30,414)	(170)
			(1,718)
Utilities (-1.0%)
	Dominion Energy Inc.	(26,760)	(1,781)
	SJW Group	(11,375)	(688)
*	Vistra Energy Corp.	(14,111)	(322)
	NRG Energy Inc.	(9,810)	(304)
			(3,095)
Total Common Stocks Sold Short
(Proceeds $66,884)			(67,264)

Temporary Cash Investments (27.4%)
Money Market Fund (20.7%)
2	Vanguard Market
	Liquidity Fund,
	1.886%	671,775	67,178

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (6.7%)
3	United States Treasury Bill,
	1.391%, 5/3/18	3,300	3,299
	United States Treasury Bill,
	1.602%, 5/24/18	1,200	1,199
[3,4]	United States Treasury Bill,
	1.482%, 6/7/18	6,000	5,990
	United States Treasury Bill,
	1.509%, 6/21/18	1,200	1,197
4	United States Treasury Bill,
	1.892%, 9/27/18	5,700	5,655
[3,4]	United States Treasury Bill,
	1.941%, 9/27/18	1,250	1,240
4	United States Treasury Bill,
	1.883%, 10/4/18	3,000	2,975
			21,555
Total Temporary Cash Investments
(Cost $88,729)			88,733
4,5,† Other Assets and Liabilities—
Net (31.1%)			100,997
Net Assets (100%)			324,406

Alternative Strategies Fund

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	223,495
Affiliated Vanguard Funds	67,178
Total Long Positions	290,673
Investment in Vanguard	18
†Cash Segregated for Short Positions	88,570
Receivables for Investment
Securities Sold	3,403
Receivables for Accrued Income	201
Variation Margin Receivable—
Futures Contracts	618
Unrealized Appreciation—
Forward Currency Contracts	4,852
[4,5] Other Assets	9,175
Total Assets	397,510
Liabilities
Securities Sold Short, at Value	67,264
Payables for Investment Securities
Purchased	2,134
Payables to Vanguard	115
Variation Margin Payable—
Futures Contracts	1,689
Unrealized Depreciation—
Forward Currency Contracts	1,544
Other Liabilities	358
Total Liabilities	73,104
Net Assets	324,406

At April 30, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	318,427
Undistributed Net Investment Income	271
Accumulated Net Realized Losses	(4,750)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	8,155
Investment Securities Sold Short	(380)
Futures Contracts	(570)
Forward Currency Contracts	3,308
Foreign Currencies	(55)
Net Assets	324,406

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $2,435,000 and cash of $88,570,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral
for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Security value determined using significant unobservable inputs.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
4 Securities with a value of $12,379,000 and cash of $1,269,000 have been segregated as initial margin for open futures contracts.
5 Cash of $420,000 has been segregated as collateral for open forwards contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2018	825	174,939	(439)
5-Year U. S. Treasury Note	June 2018	363	41,203	(211)
10-Year U. S. Treasury Note	June 2018	222	26,557	(122)
MSCI Singapore Index	May 2018	308	9,569	155
FTSE MIB Index	June 2018	67	9,551	750
CAC 40 Index	May 2018	141	9,324	314
IBEX 35 Index	May 2018	76	9,158	198
OMX Stockholm 30 Index	May 2018	508	9,093	250
Amsterdam Exchange Index	May 2018	68	9,086	155
Low Sulphur Gas Oil1	June 2018	76	4,944	160
WTI Crude Oil1	May 2018	72	4,937	152
LME Tin1	June 2018	46	4,884	31
Soybean Meal1	July 2018	124	4,883	87
Cotton No.21	July 2018	115	4,820	11
LME Lead1	June 2018	83	4,815	(42)
LME Zinc1	June 2018	61	4,772	(22)
LME Aluminium1	June 2018	83	4,700	(232)
				1,195

Alternative Strategies Fund

Futures Contracts (continued)
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
MSCI Taiwan Index	May 2018	(240)	(9,444)	(15)
Hang Seng Index	May 2018	(48)	(9,377)	(28)
KOSPI 200 Index	June 2018	(123)	(9,294)	(76)
DAX 30 Index	June 2018	(24)	(9,142)	(495)
SPI 200 Index	June 2018	(81)	(9,120)	(286)
E-mini S&P 500 Index	June 2018	(68)	(9,000)	(110)
KC Hard Red Winter Wheat1	July 2018	(190)	(5,106)	(215)
Wheat1	July 2018	(198)	(5,054)	(213)
Coffee1	July 2018	(108)	(4,973)	(150)
Corn1	July 2018	(244)	(4,889)	(77)
Feeder Cattle1	May 2018	(68)	(4,766)	57
Soybean Oil1	July 2018	(253)	(4,648)	138
Cocoa1	July 2018	(164)	(4,663)	(464)
Sugar #111	June 2018	(352)	(4,632)	169
				(1,765)
				(570)
1 Security is owned by the subsidiary.

Unrealized appreciation (depreciation) on open 2-Year U.S. Treasury Note, 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, DAX 30 Index, and E-mini S&P 500 Index contracts is required to be treated as realized gain (loss) for tax purposes.

Alternative Strategies Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	5/8/18	CAD	49,911	USD	38,792	89
Bank of America, N.A.	5/8/18	AUD	49,832	USD	38,209	(693)
BNP Paribas	5/8/18	NOK	263,702	USD	33,615	(735)
Bank of America, N.A.	5/8/18	NOK	36,394	USD	4,641	(102)
Bank of America, N.A.	5/8/18	HKD	10,692	USD	1,364	(1)
Bank of America, N.A.	5/8/18	USD	50,640	EUR	40,980	1,124
Bank of America, N.A.	5/8/18	USD	38,462	CHF	36,604	1,500
Bank of America, N.A.	5/8/18	USD	38,435	SEK	320,120	1,853
Bank of America, N.A.	5/8/18	USD	8,059	AUD	10,505	151
Bank of America, N.A.	5/8/18	USD	5,631	CAD	7,245	(13)
Bank of America, N.A.	5/8/18	USD	70	CAD	88	1
BNP Paribas	5/8/18	USD	3,055	DKK	18,445	64
BNP Paribas	5/8/18	USD	2,868	GBP	2,040	59
Bank of America, N.A.	5/8/18	USD	1,364	HKD	10,692	1
BNP Paribas	5/8/18	USD	264	AUD	339	9
Bank of America, N.A.	5/8/18	USD	84	GBP	60	1
						3,308
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
DKK—Danish krone.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
NOK—Norwegian krone.
SEK—Swedish krona.
SGD—Singapore dollar.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts, except for Singapore dollar, Hong Kong dollar, and Danish krone contracts, is treated as realized gain (loss) for tax purposes.

At April 30, 2018, the counterparty had deposited in segregated accounts cash with a value of $3,000,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Operations

Six Months Ended
April 30, 2018
($000)
Investment Income
Income
Dividends[1]	1,260
Interest [2]	734
Total Income	1,994
Expenses
The Vanguard Group—Note B
Investment Advisory Services	190
Management and Administrative	286
Marketing and Distribution	26
Custodian Fees	36
Shareholders’ Reports and Proxy	1
Trustees’ Fees and Expenses	5
Dividend Expense on Securities Sold Short	405
Total Expenses	949
Net Investment Income (Loss)	1,045
Realized Net Gain (Loss)
Investment Securities—Long Positions [2]	(610)
Investment Securities Sold Short	(1)
Futures Contracts	(2,445)
Forward Currency Contracts	(1,546)
Foreign Currencies	177
Realized Net Gain (Loss)	(4,425)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions [2]	(5,671)
Investment Securities Sold Short	1,402
Futures Contracts	388
Forward Currency Contracts	3,237
Foreign Currencies	(44)
Change in Unrealized Appreciation (Depreciation)	(688)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,068)

1 Dividends are net of foreign withholding taxes of $11,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $525,000, ($14,000), and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,045	1,973
Realized Net Gain (Loss)	(4,425)	(8,999)
Change in Unrealized Appreciation (Depreciation)	(688)	8,023
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,068)	997
Distributions
Net Investment Income	(1,498)	(1,072)
Realized Capital Gain[1]	—	(8,751)
Total Distributions	(1,498)	(9,823)
Capital Share Transactions
Issued	45,295	70,512
Issued in Lieu of Cash Distributions	1,482	9,823
Redeemed	(9,052)	(14,643)
Net Increase (Decrease) from Capital Share Transactions	37,725	65,692
Total Increase (Decrease)	32,159	56,866
Net Assets
Beginning of Period	292,247	235,381
End of Period[2]	324,406	292,247
1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $5,983,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $271,000 and $547,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Consolidated Financial Highlights

	Six Months			Aug. 11,
	Ended	Year Ended		2015[1] to
	April 30,	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.46	$21.28	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	. 068 [2]	.153[2]	.106	.004
Net Realized and Unrealized Gain (Loss)
on Investments	(.344)	(.139)	1.039	.226
Total from Investment Operations	(.276)	.014	1.145	.230
Distributions
Dividends from Net Investment Income	(.104)	(. 093)	(. 095)	—
Distributions from Realized Capital Gains	—	(.741)	—	—
Total Distributions	(.104)	(. 834)	(. 095)	—
Net Asset Value, End of Period	$20.08	$20.46	$21.28	$20.23

Total Return[3]	-1.35%	0.11%	5.68%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$324	$292	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[4,5]	0.62%	0.79%	0.71%	0.73%[6]
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.36%	0.35%	0.36%	0.36%[6]
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.68%	0.75%	0.50%	0.09%[6]
Portfolio Turnover Rate	150%	125%	120%	25%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes dividend expense on securities sold short of 0.26%, 0.44%, 0.35%, and 0.34%, respectively.
5 Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, and 0.03%, respectively.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of April 30, 2018, the fund held $17,308,000 in the subsidiary, representing 5% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	18,633
Total Liabilities	(1,325)
Net Assets	17,308
Net Investment Income (Loss)	6
Realized Net Gain (Loss)	908
Change in Unrealized Appreciation (Depreciation)	(1,177)
Net Increase (Decrease) in Net Assets Resulting from Operations	(263)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

Alternative Strategies Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The fund also uses interest rate futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The fund uses global equity index futures contracts to capture excess return opportunities. The primary risk associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying securities or commodities and the prices of futures contracts, and the possibility of an illiquid market. In addition, commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Counter-party risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2018, the fund’s average investments in long and short futures contracts represented 101% and 16% of net assets, respectively.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counter-parties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged

Alternative Strategies Fund

is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended April 30, 2018, the fund’s average investment in forward currency contracts represented 9% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will generally distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2017), and for the period ended April 30, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Alternative Strategies Fund

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2018, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2018, the fund had contributed to Vanguard capital in the amount of $18,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted
on the Consolidated Statement of Net Assets.

Alternative Strategies Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	178,442	23,441	57
Common Stocks Sold Short	(67,264)	—	—
Temporary Cash Investments	67,178	21,555	—
Futures Contracts—Assets[1]	618	—	—
Futures Contracts—Liabilities[1]	(1,689)	—	—
Forward Currency Contracts—Assets	—	4,852	—
Forward Currency Contracts—Liabilities	—	(1,544)	—
Total	177,285	48,304	57
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2018, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

				Foreign
	Equity	Commodity	Interest Rate	Exchange
Statement of Assets and	Contracts	Contracts	Contracts	Contracts	Total
Liabilities Caption	($000)	($000)	($000)	($000)	($000)
Variation Margin Receivable—
Futures Contracts	259	226	133	—	618
Unrealized Appreciation—
Forward Currency Contracts	—	—	—	4,852	4,852
Total Assets	259	226	133	4,852	5,470
Variation Margin Payable—
Futures Contracts	(360)	(1,316)	(13)	—	(1,689)
Unrealized Depreciation—
Forward Currency Contracts	—	—	—	(1,544)	(1,544)
Total Liabilities	(360)	(1,316)	(13)	(1,544)	(3,233)

Alternative Strategies Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2018, were:

				Foreign
	Equity	Commodity	Interest Rate	Exchange
Realized Net Gain (Loss)	Contracts	Contracts	Contracts	Contracts	Total
on Derivatives	($000)	($000)	($000)	($000)	($000)
Futures Contracts	1,822	910	(5,177)	—	(2,445)
Forward Currency Contracts	—	—	—	(1,546)	(1,546)
Realized Net Gain (Loss)
on Derivatives	1,822	910	(5,177)	(1,546)	(3,991)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	923	(1,177)	642	—	388
Forward Currency Contracts	—	—	—	3,237	3,237
Change in Unrealized Appreciation
(Depreciation) on Derivatives	923	(1,177)	642	3,237	3,625

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in
	Reflected in	Reflected in		the Consolidated
	Consolidated	Consolidated		Statement of Assets		Net
	Statement of	Statement of	Net Amount	and Liabilities		Exposure[3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to
Offsetting Arrangements,
by Counterparty
Bank of America, N.A.	4,720	(809)	3,911	—	3,000	911
BNP Paribas	132	(735)	(603)	420	—	—
Exchange—Traded Index
Futures Contracts	259	(360)	(101)	7,040	—	—
Exchange—Traded Commodity
Futures Contracts	226	(1,316)	(1,090)	5,733	—	—
Exchange—Traded Interest
Rate Futures Contracts	133	(13)	120	875	—	—
Total	5,470	(3,233)	2,237	14,068	3,000	911

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the
Consolidated Statement of Assets and Liabilities.
2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities
or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the
Consolidated Statement of Assets and Liabilities.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties may not exchange collateral if amount is below a specified minimum transfer amount.

Alternative Strategies Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open futures contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2017, the fund had available capital losses totaling $1,448,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carry-forward balance above.

At April 30, 2018, the cost of long security positions for tax purposes was $282,560,000. Net unrealized appreciation of long security positions for tax purposes was $8,113,000, consisting of unrealized gains of $13,264,000 on securities that had risen in value since their purchase and $5,151,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $380,000, consisting of unrealized gains of $5,822,000 on securities that had fallen in value since their purchase and $6,202,000 in unrealized losses on securities that had risen in value since their purchase.

F. During six months ended April 30, 2018, the fund purchased $193,866,000 of investment securities and sold $142,023,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $53,058,000 and $49,669,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	2,250	3,467
Issued in Lieu of Cash Distributions	74	484
Redeemed	(454)	(728)
Net Increase (Decrease) in Shares Outstanding	1,870	3,223

At April 30, 2018 Vanguard Managed Payout Fund was the record or beneficial owner of 81% of the fund’s net assets.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	10/31/2017	4/30/2018	Period
Based on Actual Fund Return	$1,000.00	$986.51	$3.04
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.73	3.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.62%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Alternative Strategies Fund has renewed the fund’s advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2015 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
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rights reserved.
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12982 062018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: June 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: June 14, 2018
VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 14, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018; see file Number
33-32216, Incorporated by Reference.